UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

INTUITIVE SURGICAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1266 Kifer Road

Sunnyvale, California 94086

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 19, 2012

TO THE STOCKHOLDERS OF INTUITIVE SURGICAL, INC.:

Notice is hereby given that the 2012 Annual Meeting of Stockholders of Intuitive Surgical, Inc. will be held at Marriott Santa Clara, 2700 Mission College Boulevard, Santa Clara, California 95054 on Thursday, April 19, 2012, at 3:00 p.m., Pacific Daylight Time, for the following purposes:

•	to elect three Class III members to the Board of Directors (the “Board”) to serve until the 2015 Annual Meeting of Stockholders (Proposal No. 1);

•	to approve an amendment and restatement of Intuitive Surgical’s 2010 Incentive Award Plan (Proposal No. 2);

•	to consider an advisory vote on the approval of the compensation of our named executive officers (Proposal No. 3);

•	to approve an amendment to the Certificate of Incorporation to eliminate the classified structure of the Board and to provide for the annual election of directors (Proposal No. 4);

•	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 (Proposal No. 5); and

•	to transact any other business which is properly brought before the Annual Meeting or adjournments or postponements thereof.

Only stockholders of record at the close of business on February 27, 2012 are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

We are pleased to continue to take advantage of the Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish proxy materials to their stockholders over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of this Proxy Statement and our 2011 Annual Report. The Notices are being mailed to stockholders starting on or about March 7, 2012. We believe that this process allows us to provide our stockholders with the information they need in a more timely manner, while reducing the environmental impact. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including the attached Proxy Statement, our 2011 Annual Report and a form of proxy card or voting instruction card. All stockholders who have previously requested a paper copy of our proxy materials will continue to receive a paper copy of the proxy materials by mail.

Your vote is important. Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented. Please vote as soon as possible.

On behalf of our Board of Directors, thank you for your participation in this important annual process.

By Order of the Board of Directors

/s/ Gary S. Guthart, Ph.D.

Gary S. Guthart, Ph.D.
President and Chief Executive Officer

Sunnyvale, California

March 1, 2012

Please note that attendance at the Annual Meeting will be limited to stockholders as of the record date, or their authorized representatives, and guests of Intuitive Surgical.

INTUITIVE SURGICAL, INC.

PROXY STATEMENT

FOR

2012 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Why am I receiving these materials?

Our Board of Directors (as sometimes referred to in this Proxy Statement as the “Board”) has made these materials available to you on the Internet, or has delivered printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at our Annual Meeting of Stockholders to be held on April 19, 2012 at 3:00 p.m., Pacific Daylight Time, at the location and for the purposes as set forth in the “Notice of Annual Meeting of Stockholders.” This solicitation is made on behalf of our Board of Directors and we will pay the entire cost of solicitation. Our directors, officers and employees may also solicit proxies by telephone, fax or personal interview. No additional compensation will be paid to these directors, officers and employees for these services. We have retained MacKenzie Partners, Inc. to assist in the solicitation of proxies for a fee of approximately $12,500 plus reasonable out-of-pocket costs and expenses. Our stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. The approximate date on which this Proxy Statement and form of proxy will be first sent and made available to stockholders is March 7, 2012.

What is included in these materials?

These materials include:

•	This Proxy Statement for the Annual Meeting; and

•	Our 2011 Annual Report to Stockholders, which includes our audited consolidated financial statements.

If you received printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

What items will be voted on at the Annual Meeting?

You will be voting for the following proposals:

1.	The election of three Class III members to the Board of Directors to serve until the 2015 Annual Meeting of Stockholders (Proposal No. 1 on page 43);

2.	The approval of the amendment and restatement of the 2010 Incentive Award Plan (Proposal No. 2 on page 44);

3.	The advisory approval of the compensation of our named executive officers (Proposal No. 3 on page 52);

4.	The approval of an amendment to the Certificate of Incorporation to eliminate the classified structure of the Board and to provide for the annual election of directors (Proposal No. 4 on page 53); and

5.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 (Proposal No. 5 on page 55).

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

•	“FOR” the election of each of the nominees to the Board (Proposal No. 1);

•	“FOR” the approval of the amendment and restatement of the 2010 Incentive Award Plan (Proposal No. 2);

•	“FOR” the approval of the compensation of the Company’s named executive officers (Proposal No. 3);

•	“FOR” the approval of an amendment to the Certificate of Incorporation to eliminate the classified structure of the Board and to provide for the annual election of directors (Proposal No. 4); and

•	“FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2012 (Proposal No. 5).

Where are Intuitive Surgical’s principal executive offices located, and what is Intuitive Surgical’s main telephone number?

Our principal executive offices are located at 1266 Kifer Road, Sunnyvale, California 94086, and our main telephone number is (408) 523-2100.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

We are pleased to continue to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to most of our stockholders of record and beneficial owners a Notice regarding Internet availability of proxy materials. Instructions on how to access the proxy materials on the website referred to in the Notice or to request a paper copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically by email will remain in effect until the stockholder terminates such election.

How can I get electronic access to the proxy materials?

You can view the proxy materials for the meeting on the Internet at www.proxyvote.com. Please have your 12 digit control number available. Your 12 digit control number can be found on your Notice. If you received a paper copy of your proxy materials, your 12 digit control number can be found on your proxy card or voting instruction card.

Why did I receive a full set of proxy materials in the mail instead of a Notice regarding the Internet availability of proxy materials?

We are providing stockholders who have previously requested to receive paper copies of the proxy materials with printed copies of the proxy materials instead of a Notice. If you would like to reduce the environmental impact and the costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card, to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

Who may vote at the Annual Meeting?

The Board of Directors set February 27, 2012 as the record date for the Annual Meeting. All stockholders of record who owned Intuitive Surgical common stock at the close of business on February 27, 2012 are entitled to receive notice of, to attend, and to vote at the Annual Meeting. Each share of the Intuitive Surgical common stock has one vote on each matter, and there is no cumulative voting. At the close of business on the record date, there were 39,625,471 shares of common stock outstanding.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Computershare Investor Services, LLC (“Computershare”), you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form.

How can I vote my shares?

In Person—If you are a stockholder of record, you may vote in person at the meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. If you are a beneficial owner, you are also invited to attend the meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the organization that holds your shares, giving you the right to vote the shares at the meeting.

Via the Internet—You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found in the Notice.

By Telephone—If you requested printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the voting instruction form.

By Mail—If you requested printed copies of the proxy materials by mail, and if you are a stockholder of record, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you requested printed copies of the proxy materials by mail and you are a beneficial owner, you may vote by proxy by filling out the voting instruction form and sending it back in the envelope provided.

What is the quorum requirement for the Annual Meeting?

The holders of a majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, withheld or abstained, if you:

•	are present and vote in person at the Annual Meeting; or

•	have voted on the Internet, by telephone or by properly submitting a proxy card or voting instruction form by mail.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

How are proxies voted?

All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you:

•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or

•	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which ballot measures are considered “routine” or “non-routine”?

The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2012 (Proposal No. 5) is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 5.

The election of directors (Proposal No.1), the approval of the amendment and restatement to our 2010 Incentive Award Plan (Proposal No. 2), the advisory approval of the compensation of our named executive officers (Proposal No. 3) and the approval of an amendment to the Certificate of Incorporation to eliminate the classified structure of the Board and to provide for the annual election of directors (Proposal No. 4) are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on these four proposals.

What is the voting requirement to approve each of the proposals?

For Proposal No. 1, each director must be elected by the affirmative vote of a majority of the votes cast with respect to such director by the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. This means that the number of votes cast “FOR” a director must exceed the number of votes cast “AGAINST” that director, with abstentions and broker non-votes not counted as votes cast as either “FOR” or “AGAINST” such director’s election.

Approval of Proposal No. 2, No. 3 and No. 5 require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Approval of Proposal No. 4 requires the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the outstanding shares of voting stock.

How are abstentions and broker non-votes treated?

Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Shares voted “ABSTAIN” on proposals other than the election of directors will have the same effect as voting against the matter. Brokers, banks and other nominees have the power to vote without receiving voting instructions from the owner on Proposal No. 5, so the Company expects no broker non-votes on this proposal. For Proposal No. 1, No. 2, No. 3 and No. 4, broker non-votes are not deemed to be entitled to vote for purposes of determining whether stockholder approval of a matter has been obtained. As a result, broker non-votes are not included in the tabulation of voting results for these proposals for purposes of determining whether proposals have been approved. In order to minimize the number of broker non-votes, the Company encourages you to provide voting instructions to the organization that holds your shares by carefully following instructions provided on the Notice.

Can I change my vote?

You may revoke your proxy at any time before it is actually voted at the Annual Meeting by:

•	delivering written notice of revocation to our Corporate Secretary at 1266 Kifer Road, Sunnyvale, California 94086;

•	submitting a later dated proxy; or

•	attending the Annual Meeting and voting in person.

Your attendance at the Annual Meeting will not, by itself, constitute revocation of your proxy. You may also be represented by another person present at the Annual Meeting by executing a form of proxy designating that person to act on your behalf. Shares may only be voted by or on behalf of the record holder of shares as indicated in our stock transfer records. If you are a beneficial stockholder but your shares are held of record by another person, such as a stock brokerage firm or bank, that person must vote the shares as the record holder in accordance with the beneficial holder’s instructions.

Who will serve as the inspector of election?

A representative from Broadridge Financial Solutions, Inc. will serve as the inspector of election to determine whether or not a quorum is present and to tabulate votes cast by proxy or in person at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in our current report on Form 8-K within four business days after the Annual Meeting.

How can I attend the Annual Meeting?

Attendance at the Annual Meeting is limited to stockholders. Admission to the Annual Meeting will be on a first-come, first-served basis. Each stockholder may be asked to present valid picture identification such as a driver’s license or passport and proof of stock ownership as of the record date. The use of cell phones, smartphones, pagers, recording and photographic equipment, and/or computers is not permitted in the meeting rooms at the Annual Meeting.

Deadline for receipt of stockholder proposals for 2013 Annual Meeting of Stockholders.

Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may submit to the Board of Directors proposals to be considered for submission to the stockholders at the 2013 Annual Meeting of Stockholders. In order to be considered for inclusion in the proxy material to be disseminated by the Board of Directors, your proposal must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Corporate Secretary at Intuitive Surgical, Inc., 1266 Kifer Road, Sunnyvale, California 94086 and must be received no later than November 7, 2012. Your notice must include:

•	your name and address and the text of the proposal to be introduced;

•	the number of shares of stock you hold of record, beneficially own and represent by proxy as of the date of your notice; and

•	a representation that you intend to appear in person or by proxy at the Annual Meeting to introduce the proposal specified in your notice.

The chairperson of the meeting may refuse to acknowledge the introduction of your proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our Bylaws. Our Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting outside the processes of Rule 14a-8. To be considered timely under these provisions, the stockholder’s notice must be received by our Corporate Secretary at our principal executive offices at the address set forth below no earlier than December 20, 2012 and no later than January 19, 2013. If the date of our 2013 Annual Meeting is more than 30 days before or more than 60 days after April 19, 2013, the stockholder’s notice must be received by not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public announcement of the date of such annual meeting was first made. A stockholder providing such notice must also further update and supplement such notice so that the information provided or required to be provided is true and correct as of the record date for the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement must be received by our Corporate Secretary at our principal executive offices not later than 5 business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date) and not later than 8 business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof). Our Bylaws also specify requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for director or to bring any other item before an annual meeting, other than proposals intended to be included in the proxy materials pursuant to Rule 14a-8, review a copy of our Bylaws, as amended and restated to date, which can be found at http://www.intuitivesurgical.com or, without charge, from our Corporate Secretary at the address below:

Intuitive Surgical, Inc.

Attn: Corporate Secretary

1266 Kifer Road

Sunnyvale, CA 94086-5304

DIRECTORS AND CORPORATE GOVERNANCE

General Information

The Board of Directors, which is divided into three classes, has nine authorized seats. Three Class III directors are to be elected at the Annual Meeting to serve a three-year term expiring at the 2015 Annual Meeting of Stockholders or until a successor has been elected and qualified. The remaining six directors will continue to serve their respective terms.

The Board has approved, and recommends to our stockholders for approval, an amendment to the Certificate of Incorporation to eliminate the classified structure of the Board and to provide for the annual election of directors beginning with the 2013 Annual Meeting of Stockholders. If approved by stockholders, the elimination of the classified structure will be phased in over a three-year period beginning with the 2013 Annual Meeting of Stockholders. Please see Proposal No. 4 on page 53 for more details.

Our Bylaws provide for a majority voting standard in uncontested elections of directors. As such, in an election where the number of nominees for director does not exceed the number of directors to be elected, a nominee for director will be elected to the Board of Directors if the number of shares voted for the nominee exceeds the number of shares voted against the nominee. The required quorum for a meeting of the Company’s stockholders is a majority of the outstanding shares of common stock entitled to vote at the meeting. The majority voting standard would not apply, however, if the number of nominees for director exceeds the number of directors to be elected. In that case, the nominees receiving the highest number of affirmative votes of the shares entitled to vote at the meeting would be elected.

The majority voting standard will apply to the election taking place at the meeting. Consequently, in order to be elected, a nominee must receive more “for” votes than “against” votes. Proxies may not be voted for more than the three nominees, and stockholders may not cumulate votes in the election of directors. In the event any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee, if any, who may be designated by the Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as a director.

Our Board is currently composed of a group of leaders with broad and diverse experience in many fields, including: management of large global enterprises; technology and innovation leadership; healthcare; financial services; legal and compliance; and corporate governance. In these positions, they have also gained significant and diverse management experience, including industry knowledge, strategic and financial planning, public company financial reporting, compliance, risk management and leadership development. Many of the directors also have experience serving as executive officers, or on board of directors and board committees of other public companies, and have an understanding of corporate governance practices and trends. Other directors have significant academic and research experience and bring unique perspectives to the Board. The biographies below describes the skills, qualities, attributes and experiences of each of the nominees that led the Board to determine that it is appropriate to nominate these directors.

The Governance and Nominating Committee of the Board and the Board believe the skills, qualities, attributes and experiences of its current directors and director nominees provide the Company with business acumen and a diverse range of perspectives to engage each other and management to effectively address the evolving needs of the Company and represent the best interests of the Company’s stockholders.

The names of the nominees and directors, their ages as of February 15, 2012 and certain other information about them are set forth below:

Name of Director	Age	Principal Occupation	Director Since

Class I Directors with terms expiring at the 2013 Annual Meeting:
Amal M. Johnson	59	Former Chairman of the Board and Chief Executive Officer, MarketTools, Inc.	2010
Eric H. Halvorson	62	Former President and Chief Operating Officer, Salem Communications Corporation	2003
Alan J. Levy, Ph.D.	74	Chief Executive Officer, Incline Therapeutics, Inc.	2000

Class II Directors with terms expiring at the 2014 Annual Meeting:
Craig H. Barratt, Ph.D.	49	President of Qualcomm Atheros, Inc.	2011
Floyd D. Loop, M.D.	75	Former Chief Executive Officer, The Cleveland Clinic Foundation	2005
George Stalk Jr.	61	Senior Advisor, The Boston Consulting Group	2007

Class III Directors with terms expiring at the 2012 Annual Meeting:
Gary S. Guthart, Ph.D.	46	President and Chief Executive Officer, Intuitive Surgical, Inc.	2009
Mark J. Rubash	54	Chief Financial Officer, Heartflow, Inc.	2007
Lonnie M. Smith	67	Chairman of the Board/Executive Officer and Former Chief Executive Officer, Intuitive Surgical, Inc.	1997

The principal occupations and positions and directorships for at least the past five years of our directors and director nominees, as well as certain information regarding their individual experience, qualifications, attributes and skills that led our Board of Directors to conclude that they should serve on the Board, are described below. There are no family relationships among any of our directors or executive officers.

Class I Directors Continuing in Office until the 2013 Annual Meeting of Stockholders

Amal M. Johnson has been a member of our Board of Directors since April 2010. Ms. Johnson was the Chairman of MarketTools, Inc., a software and services company, which she joined in March 2005 as Chief Executive Officer, until January 2012. Prior to joining MarketTools, Inc., Ms. Johnson was a General Partner at Lightspeed Venture Partners, focusing on enterprise software and infrastructure, from March 1999 to March 2004. Previously, Ms. Johnson was President of Baan Supply Chain Solutions, an enterprise resource planning, or ERP, software company, from January 1998 to December 1998, President of Baan Affiliates, an ERP software company, from January 1997 to December 1997, and President of Baan Americas, from October 1994 to December 1996. Prior to that, Ms. Johnson served as President of ASK Manufacturing Systems, a material requirements planning software company, from August 1993 to July 1994 and held executive positions at IBM from 1977 to June 1993. Ms. Johnson also serves on the Board of Directors of Mellanox Technologies, Ltd. Ms. Johnson holds a Bachelor of Arts in Mathematics and Physics from Montclair State University and performed graduate coursework in computer science at Stevens Institute of Technology.

Ms. Johnson brings to the Board her leadership and operational experience, including service as the Chairman of the Board of Directors and Chief Executive Officer of a technology company.

Eric H. Halvorson has been a member of our Board of Directors since our acquisition of Computer Motion in June 2003. Mr. Halvorson joined Computer Motion in July 2002 as a member of its Board of Directors. Mr. Halvorson is currently engaged in the practice of law. Mr. Halvorson was President and Chief Operating

Officer of Salem Communications Corporation from 2007 to 2008. He was Executive Vice President and Chief Operating Officer of Salem Communications Corporation from 1995 to 2000. Prior to becoming Chief Operating Officer, he was the company’s Vice President and General Counsel for 10 years. Mr. Halvorson served on the Board of Directors of Salem Communications Corporation from 1988 to 2008. From 2000 to 2003, 2005 to 2007 and 2009 to 2011, he was a Visiting Professor of Business Law and Accounting and Executive in Residence at Pepperdine University and an Adjunct Professor of Law at the Pepperdine University School of Law. From June 2003 to February 2005, Mr. Halvorson served as President and Chief Executive Officer of The Thomas Kinkade Company. Mr. Halvorson was a partner at Godfrey and Kahn, a law firm based in Milwaukee, Wisconsin from 1976 until 1985. Mr. Halvorson holds a B.S. in Accounting from Bob Jones University and a J.D. from Duke University School of Law. Mr. Halvorson currently serves on the board of directors of Pharmacyclics, Inc.

Mr. Halvorson brings to the Board of Directors financial acumen and experience in business leadership roles.

Alan J. Levy, Ph.D. has been a Venture Partner at Frazier Healthcare Ventures since 2007. Currently, he is the Chief Executive Officer of Incline Therapeutics, Inc., a novel drug/device company. He served as Chairman of the Board of Directors of Northstar Neuroscience, Inc., a medical device company he co-founded, from 2007 to 2009. Prior to that, he was the President and Chief Executive Officer of Northstar Neuroscience, Inc. from 1999 to 2007. From 1993 to 1998, Dr. Levy served as President and Chief Executive Officer of Heartstream, Inc., a medical device company that was acquired by Hewlett-Packard in 1998. Prior to joining Heartstream, he was President of Heart Technology, Inc., a medical device company that was acquired by Boston Scientific in 1995. Before joining Heart Technology, Dr. Levy was Vice President of Research and New Business Development and a member of the board of Ethicon, a division of Johnson & Johnson. Dr. Levy holds a B.S. in Chemistry from City University of New York and a Ph.D. in Organic Chemistry from Purdue University. Dr. Levy currently serves as a director of several private companies and non-for-profit organizations.

Dr. Levy’s qualifications to serve on our Board include his service as the Chief Executive Officer for two medical device companies and an understanding of physicians and other health care providers who are central to the use and development of our products.

Class II Directors Continuing in Office until the 2014 Annual Meeting of Stockholders

Craig H. Barratt, Ph.D. joined Qualcomm, a mobile technology company, in May 2011 as President of Qualcomm Atheros, Inc. He served as President and Chief Executive Officer and director of Atheros Communications, Inc., a fabless semiconductor company, from 2003 until its 2011 acquisition by Qualcomm. Prior to joining Atheros as Vice President of Technology in 2002, Dr. Barratt held a number of positions at ArrayComm, Inc., a company specializing in multi-antenna signal processing. Dr. Barratt holds Ph.D. and Master of Science degrees from Stanford University, as well as a Bachelor of Electrical Engineering degree and a Bachelor of Science degree in pure mathematics and physics from Sydney University in Australia. Dr. Barratt is a co-inventor of a number of U.S. patents in fields including wireless communications and medical imaging and has co-authored a book on linear controller design.

Dr. Barratt’s qualifications to serve on our Board include his leadership of a high growth and high technology company.

Dr. Floyd D. Loop has been a member of our Board of Directors since 2005. Dr. Loop served at The Cleveland Clinic Foundation for 35 years, holding leadership positions including Chairman of the Department of Thoracic and Cardiovascular Surgery, Chief Executive Officer and Chairman of the Board of Governors (1989-2004). Dr. Loop and his colleagues at the Cleveland Clinic were responsible for developing the use of arterial conduits in coronary artery surgery, for innovations in valve repair and for pioneering technical improvements for re-operations. Dr. Loop has served as the President of the American Association for Thoracic Surgery, as a Director of the American Board of Thoracic Surgery, and as a member of the Medicare Payment Advisory

Commission. He has received Honorary Doctor of Science degrees from Cleveland State University, St. Louis University and Purdue University. Dr. Loop is an internationally recognized cardiovascular surgeon, a recipient of the American Heart Association Citation for International Service and the American College of Cardiology Cummings Humanitarian Award. Dr. Loop received his undergraduate degree from Purdue University and his M.D. from The George Washington University, Washington, D.C. Dr. Loop currently serves on the public board of directors of Tenet Healthcare Corporation and other private corporate boards. In 2009, his book Leadership and Medicine was published.

Dr. Loop provides the Board with his experience in the healthcare industry and prior cardiology practice.

George Stalk Jr. is currently a Senior Advisor and Fellow at The Boston Consulting Group (BCG) in the Toronto Office. Prior to that, until December 2008, Mr. Stalk served as a Senior Partner and Fellow at BCG. Mr. Stalk started with BCG in Boston in 1978 and has been with the firm’s Tokyo and Chicago offices as well. Mr. Stalk is also an Adjunct Professor of Strategy at the Rotman School of Business-University of Toronto and a Senior Partner at Cambridge Advisors to Family Enterprise. Mr. Stalk received a B.S. in Engineering Mechanics from the University of Michigan, an M.S. in Aeronautics and Astronautics from Massachusetts Institute of Technology and an M.B.A. from Harvard Business School. Mr. Stalk has led BCG’s worldwide innovation efforts and co-authored several best-selling books on business strategy.

Mr. Stalk’s qualifications to serve on our Board include his financial expertise, consulting experience with a variety of companies and experience in the oversight of risk management.

Class III Directors Nominees for Election for a Three-Year Term expiring at the 2015 Annual Meeting of Stockholders

Gary S. Guthart, Ph.D. joined Intuitive Surgical in April 1996. Effective January 2010, Dr. Guthart was appointed as Chief Executive Officer. In July 2007, he was promoted to President. Prior to that, in February 2006, Dr. Guthart assumed the role of Chief Operating Officer. Prior to joining Intuitive, Dr. Guthart was part of the core team developing foundation technology for computer enhanced-surgery at SRI International (formerly Stanford Research Institute). Dr. Guthart is currently a member of the Board of Directors of Affymetrix, Inc. He received a B.S. in Engineering from the University of California, Berkeley and an M.S. and a Ph.D. in Engineering Science from the California Institute of Technology.

Dr. Guthart brings to the Board business, operating, financial and scientific experience. His service as the CEO of Intuitive enables the Board to perform its oversight function with the benefits of management’s perspectives on the business.

Mark J. Rubash joined our Board in October 2007. Mr. Rubash is the Chief Financial Officer at Heartflow, Inc., a privately-held medical diagnostic services company, which he joined in March 2012. Prior to Heartflow, Inc., Mr. Rubash was the Chief Financial Officer at Shutterfly, Inc., an Internet-based social expression and personal publishing company. Prior to joining Shutterfly in November 2007, Mr. Rubash was the Chief Financial Officer of Rearden Commerce, an eCommerce platform company, from August 2007 to November 2007 and previous to that, Mr. Rubash was a Senior Vice President at Yahoo! Inc. from February 2007 to August 2007. Prior to joining Yahoo!, Mr. Rubash held various senior positions at eBay Inc. from February 2001 to July 2005. From January 2000 to November 2000, Mr. Rubash was the Chief Financial Officer at Critical Path, Inc. From October 1987 to January 2000, Mr. Rubash was an audit partner at PriceWaterhouseCoopers, where he was most recently the Global Leader for their Internet Industry Practice and Practice Leader for their Silicon Valley Software Industry Practice. Mr. Rubash received his B.S. in Accounting from California State University Sacramento. Mr. Rubash is currently a member of the Board of Directors and Chairman of the Audit Committee of Line 6 Corporation, a privately-held music products manufacturer and a member of the Board of Directors of Iron Planet, Inc., an online auction company for construction and agricultural equipment.

Mr. Rubash’s qualifications to serve on our Board include his experience with public and financial accounting matters and risk management.

Lonnie M. Smith joined Intuitive Surgical as Chief Executive Officer in June 1997 from Hillenbrand Industries, where he was Senior Executive Vice President. Mr. Smith joined Hillenbrand in 1978 and during his tenure he was also a member of the Executive Committee, the Office of the President and the Board of Directors. Mr. Smith has also held positions with The Boston Consulting Group and IBM Corporation. Mr. Smith received his B.S.E.E. from Utah State University and an M.B.A. from Harvard Business School. In January 2010, Mr. Smith resigned as the Chief Executive Officer of Intuitive Surgical. Mr. Smith remains as the Chairman of the Board as well as an executive officer of the Company. Mr. Smith also currently serves on the boards of directors of several private companies.

Having been the CEO of the Company until 2009, Mr. Smith brings institutional knowledge of the Company’s business, structure, history and culture to the Board and the Chairman position.

Board Size

The number of directors constituting the full Board is currently set at nine. The Board of Directors will evaluate the appropriateness of the size of the Board from time to time. In establishing its size, the Board, as recommended by the Governance and Nominating Committee, considers a number of factors, including (i) resignations and retirements from the current Board; (ii) the availability of appropriate and qualified candidates; (iii) balancing the desire of having a small enough Board to facilitate deliberations with, at the same time, having a large enough Board to have the diversity of knowledge, experience, skills and expertise so that the Board and its committees can effectively perform their responsibilities in overseeing the Company’s business and (iv) the goal of having an appropriate mix of inside and independent directors.

Our Board is currently composed of a group of leaders with broad and diverse experience in many fields, including: management of large global enterprises; technology and innovation leadership healthcare; financial services; legal and compliance; and corporate governance. Our Board members have acquired these diverse skills through their accomplished careers and their service as directors of a wide range of other public and private companies.

Nomination Process

The Governance and Nominating Committee identifies director nominees by reviewing the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into consideration the current Board members and the specific needs of the Company and the Board.

The Governance and Nominating Committee will consider nominees recommended by stockholders, and any such recommendations should be sent to our Corporate Secretary in writing at our executive offices as identified in this Proxy Statement. Such recommendations should comply with the notice requirements set forth in our Bylaws and include the following information, among other information required under our Bylaws:

•

the name and address of such nominating stockholder and the class or series and number of shares of securities of our Company that are, directly or indirectly, owned of record or beneficially owned by such stockholder;

•	whether the nominating stockholder intends to deliver a proxy statement and form of proxy to elect such nominee;

•	interests of the nominating stockholder required to be disclosed under our Bylaws;

•

all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required in a contested election (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

•

a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any nominating stockholder, on the one hand, and each proposed nominee, his or her respective affiliates and associates, on the other hand; and

•	a completed and signed questionnaire, representation and agreement as provided in our Bylaws.

We will also request such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee. Any recommendations received from stockholders will be evaluated in the same manner as potential nominees suggested by board members, management or other parties.

The Governance and Nominating Committee evaluates director candidates based upon a number of criteria, including:

•	the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board;

•

the experience, knowledge, skills and expertise of candidates, which may include experience in management, finance, marketing and accounting, across a broad range of industries with particular emphasis on healthcare and medical device industries, along with experience operating at a policy-making level in an appropriate business, financial, governmental, educational, non-profit, technological or global field;

•	diversity of backgrounds and perspectives, including those backgrounds and perspectives with respect to business experience, professional expertise, age, gender and ethnic background;

•	personal and professional integrity, character and business judgment of candidates; and

•	whether candidates are independent, including the independence requirements of the SEC and the NASDAQ Stock Market.

The Governance and Nominating Committee will assess the effectiveness of its approach to consideration of Board candidates as part of its evaluation of the Board’s composition to ensure that the Board reflects the knowledge, experience, skills, expertise and diversity required for the Board to fulfill its duties.

Board Responsibilities

The Board’s primary responsibility is to seek to maximize long-term stockholder value. The Board selects the CEO of the Company, monitors management’s and the Company’s performance, and provides advice and counsel to management. Among other things, the Board at least annually reviews the Company’s long-term strategy, longer-term business plan and an annual budget for the Company. The Board also reviews and approves transactions in accordance with guidelines that the Board may adopt from time to time. In fulfilling the Board’s responsibilities, directors have full access to the Company’s management, external auditors and outside advisors. With respect to the Board’s role in risk oversight of the Company, the Board of Directors discusses the Company’s risk exposures and risk management of various parts of the business, including appropriate guidelines and policies to minimize business risks and major financial risks and the steps management has undertaken to control them.

Board Leadership

The Company is focused on its corporate governance practices and values independent board oversight as an essential component of strong corporate performance to enhance stockholder value. Our commitment to independent oversight is demonstrated by the fact that all of our directors, except our Chairman, and President and Chief Executive Officer, are independent. In addition, all of the members of our Board’s committees are independent. Our Board of Directors acts independently of management and regularly holds independent director sessions of the Board without members of management present.

Mr. Smith is the Chairman of our Board of Directors and Dr. Guthart is our President and Chief Executive Officer. Dr. Guthart is also a member of the Board of Directors. Our Board of Directors has determined that the separation of the roles of Chairman of the Board and Chief Executive Officer is appropriate at this time as it allows our Chief Executive Officer to focus primarily on management and strategy responsibilities, while allowing our Chairman to focus on leadership of the Board, providing feedback and advice to the Chief Executive Officer and providing a channel of communication between the Board members and the Chief Executive Officer. The Chairman of the Board presides over all Board meetings and works with the Chief Executive Officer to develop agendas for Board meetings. The Chairman advises the Chief Executive Officer and other members of senior management on business strategy and leadership development. He also works with the Board to drive decisions about particular strategies and policies and, in concert with the independent Board committees, facilitates a performance evaluation process of the Board. We do not have a lead independent director. Our Board believes that the current board leadership structure is best for the Company and its stockholders at this time.

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Governance and Nominating Committee. Our Board of Directors and its committees set schedules to meet throughout the year and also can hold special meetings and act by written consent from time to time, as appropriate. Our Board of Directors has delegated various responsibilities and authority to its committees as generally described below. The committees will regularly report on their activities and actions to the full Board of Directors. Each committee of our Board of Directors has a written charter approved by our Board of Directors which is available on our website at http://www.intuitivesurgical.com.

During 2011, our Board of Directors held four meetings and each director attended all of those meetings. Members of the Board and its committees also consulted informally with management from time to time and acted at various times by written consent without a meeting during 2011.

The following table reflects the current membership of each Board committee:

Committee Membership
Name	Audit Committee	Governance and Nominating Committee	Compensation Committee

Craig H. Barratt, Ph.D.		✓
Eric H. Halvorson	✓		Chair
Amal M. Johnson			✓
Alan J. Levy, Ph.D.		Chair	✓
Floyd D. Loop, M.D.		✓
Mark J. Rubash	Chair
George Stalk Jr.	✓

Audit Committee

The Audit Committee assists the full Board of Directors in its general oversight of our financial reporting, internal controls, and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. The Audit Committee reviews and discusses with management and our independent registered public accounting firm the annual audited and quarterly financial statements (including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), reviews the integrity of the financial reporting processes, both internal and external, reviews the qualifications, performance and independence of our registered public accounting firm, and prepares the Audit Committee Report included in our Proxy Statement in accordance with rules and regulations of the SEC.

All of the Audit Committee members meet the existing independence and experience requirements of the NASDAQ Stock Market and the SEC. In 2011, the Audit Committee met seven times and each member of the Audit Committee attended all of those meetings. The Board of Directors has determined that Mr. Rubash is an “Audit Committee Financial Expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee has engaged Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2012.

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for matters relating to the corporate governance of our Company and the nomination of members of the Board and committees thereof. All of the Governance and Nominating Committee members meet the existing independence requirements of the NASDAQ Stock Market. In 2011, the Governance and Nominating Committee met three times and all then-current members of the Committee attended all of those meetings.

Compensation Committee

The Compensation Committee reviews and approves all compensation programs applicable to executive officers of the Company, including salaries, bonuses and stock compensation. The Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of the Company’s CEO, evaluates the performance of the CEO in light of those goals and objectives, and sets the CEO’s compensation level based on this evaluation. The Compensation Committee approves any new compensation plan or any material change to an existing compensation plan whether or not subject to stockholder approval and makes recommendations to the Board with respect to the Company’s incentive compensation plans and equity-based plans subject to stockholder approval. The Compensation Committee reviews and discusses with management the disclosure regarding executive compensation and inclusion of the Compensation Discussion and Analysis (“CD&A”) included in our annual proxy statements.

All of the Compensation Committee members meet the existing independence requirements of the NASDAQ Stock Market. In 2011, the Compensation Committee met three times and all members of the Compensation Committee attended all of those meetings. The Compensation Committee operates under a charter that was amended during July 2011 and a copy of the charter can be found on our website at http://www.intuitivesurgical.com.

Compensation Committee Interlocks and Insider Participation

During 2011, the Compensation Committee consisted of Eric H. Halvorson, Amal M. Johnson and Alan J. Levy, Ph.D., none of whom is a present or former officer or employee of our Company. In addition, during 2011, none of our officers had an “interlock” relationship, as that term is defined by the SEC, to report.

Attendance at the Annual Meeting

We encourage, but do not require, our Board members to attend the annual meeting of stockholders. All members of the Board of Directors attended our 2011 Annual Meeting of Stockholders.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Director Compensation Table

The following Director Compensation Table sets forth summary information concerning the compensation paid to our non-employee directors in 2011 for services to our Company.

Name	Fees earned or paid in cash ($)	Option Awards ($) (9)	Total ($)
Craig H. Barratt, Ph.D. (1)	29,168	871,174	900,342
Robert W. Duggan (2)	16,250	—	16,250
Eric H. Halvorson (3)	70,168	293,862	364,030
Amal M. Johnson (4)	53,668	293,862	347,530
Alan J. Levy, Ph.D. (5)	66,335	293,862	360,197
Floyd D. Loop, M.D (6)	52,668	293,862	346,530
Mark J. Rubash (7)	71,918	293,862	365,780
George Stalk Jr. (8)	57,501	293,862	351,363

Total	417,676	2,634,346	3,052,022

(1)	7,500 options were outstanding as of 12/31/11, of which none were exercisable as of 12/31/11
(2)	Mr. Duggan’s directorship with the Company ceased on April 21, 2011. As a result, he did not receive any option awards in 2011.
(3)	8,438 options were outstanding as of 12/31/11, of which 5,688 were exercisable as of 12/31/11
(4)	10,250 options were outstanding as of 12/31/11, of which 4,167 were exercisable as of 12/31/11
(5)	15,188 options were outstanding as of 12/31/11, of which 12,438 were exercisable as of 12/31/11
(6)	20,188 options were outstanding as of 12/31/11, of which 17,438 were exercisable as of 12/31/11
(7)	20,938 options were outstanding as of 12/31/11, of which 18,188 were exercisable as of 12/31/11
(8)	5,938 options were outstanding as of 12/31/11, of which 3,188 were exercisable as of 12/31/11
(9)	The amounts in this column represent the grant date fair value of options granted in 2011. Dr. Barratt received an initial option to purchase 7,500 shares of the Company’s common stock, while each continuing non-employee director received an option to purchase 2,750 shares of the Company’s common stock, granted on April 21, 2011 with an exercise price of $357.19 per share, based on the NASDAQ close price on the day prior to the grant date, pursuant to the 2000 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”). See Note 8 of the Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K filed on February 6, 2012 for a discussion of all assumptions made by us in the valuation of the equity awards.

The Company reimburses its non-employee directors for all reasonable out-of-pocket expenses incurred in the performance of their duties as directors of the Company. Employee directors are not compensated for Board services in addition to their regular employee compensation.

Annual cash compensation: Until August 2011, each non-employee member of the Board of Directors was eligible to receive the following cash compensation: (1) annual retainer for each member of the Board of $25,000; (2) additional retainers for service as a committee chairperson ($15,000 for Audit Committee, $10,000 for all other committees); (3) meeting fees for attendance at meetings of the Board of $5,000; (4) meeting fees for the attendance of committee meetings of $1,000; and (5) meeting fees for telephonic attendance of each Board or committee meetings of $500. Effective August 2011, annual cash compensation to the Board was changed to the following: (1) annual retainer for each member of the Board of $50,000; (2) additional retainers for services as a committee chairperson ($15,000 for Audit Committee, $10,000 for all other committees); and (3) additional retainers for services as a committee member ($5,000 for Audit Committee, $3,000 for all other committees). Effective August 2011, meeting fees for attendance of committee, board and telephonic meetings were eliminated. The new fee structure was adopted to be consistent with market terms on director compensation.

Equity Compensation: During fiscal 2011, each non-employee member of the Board of Directors was eligible to receive stock awards under the terms of the Directors’ Plan. New non-employee members of the Board receive an initial option grant to purchase 7,500 shares of the Company’s common stock (reduced to 6,500 shares beginning in February 2012) with one-third of the shares vesting after one year from the date of grant and 1/36 th of the shares vesting monthly thereafter. Continuing non-employee members of the Board of Directors who have served at least six months receive an annual option grant of 2,750 shares of common stock (reduced to 2,500 shares beginning in February 2012), to be granted on the date of the Annual Meeting. The annual option grant fully vests on the first anniversary of the date of grant; provided, however, that vesting will cease on termination of a director’s service to the Company. Beginning in February 2012, the Chairman of the Board is eligible to receive an annual option grant to purchase 5,000 shares of the Company’s common stock.

EXECUTIVE OFFICERS OF THE COMPANY

The Company’s executive officers as of December 31, 2011 and their ages as of February 15, 2012, are as follows:

Name	Age	Position
Gary S. Guthart, Ph.D.	46	President and Chief Executive Officer
Lonnie M. Smith	67	Executive Officer and Chairman of the Board
Jerome J. McNamara	54	Executive Vice President, Worldwide Sales and Marketing
Salvatore J. Brogna	57	Senior Vice President, Product Development
Augusto V. Castello	54	Senior Vice President, Product Operations
Mark J. Meltzer	62	Senior Vice President and General Counsel
Marshall L. Mohr	56	Senior Vice President and Chief Financial Officer
Colin Morales	48	Senior Vice President, Customer Support Group
David J. Rosa	44	Senior Vice President, Emerging Procedures & Technology

The principal occupations and positions for at least the past five years of the executive officers named above are as follows:

Gary S. Guthart, Ph.D. Please see “Directors and Corporate Governance” section above.

Lonnie M. Smith. Please see “Directors and Corporate Governance” section above.

Jerome J. McNamara joined Intuitive Surgical in April 1999. In July 2007, Mr. McNamara was promoted to Executive Vice President, Worldwide Sales and Marketing. Prior to joining Intuitive Surgical, Mr. McNamara was the Vice President at Valleylab. Prior to Valleylab, Mr. McNamara worked at United States Surgical Corporation for nearly 17 years where he held positions in senior sales management, marketing and national accounts. Mr. McNamara graduated from the University of Pennsylvania with a B.A. in Biology.

Salvatore J. Brogna joined Intuitive Surgical as Director, Mechanical Engineering, in 1999 and was promoted to Vice President, Engineering in 2005. In 2010, Mr. Brogna was promoted to the position of Senior Vice President, Product Development. Prior to joining Intuitive, Mr. Brogna led design and development of complex robotic systems at Adept Technology and at Unimation. Mr. Brogna is a graduate of Clarkson University where he earned a BS and a MS in Mechanical Engineering.

Augusto V. Castello joined Intuitive Surgical in May of 2002 from US Surgical, where he was General Manager for their Puerto Rico manufacturing operations from 1998 to 2002. He was promoted to Senior Vice President, Product Operations in 2009. During his 10 years at US Surgical, Mr. Castello acted in the capacity of Engineering Director, Materials Director, Manufacturing Director and General Manager. Prior to US Surgical, Mr. Castello acted as Operations Manager for Clayton Industries and Engineering Manager for Ormco/Sybron. Mr. Castello received a BSME from California State University at Long Beach.

Mark J. Meltzer joined Intuitive Surgical in December 2007. Prior to joining Intuitive Surgical, Mr. Meltzer served as General Counsel of FoxHollow Technologies Inc. from October 2004. Prior to FoxHollow, Mr. Meltzer served as General Counsel for Epicor Medical Inc. and Ventritex Inc. Mr. Meltzer graduated cum laude from UC Berkeley with a B.S. in electrical engineering. He received his J.D. from UC Hastings where he served on the law review. Mr. Meltzer, a registered patent attorney, was appointed as a special master in federal court where he assisted in the evaluation and administration of complex patent cases. Mr. Meltzer has tried cases to juries and has argued before the Ninth Circuit Court of Appeals. His pro bono work has included the representation of indigents and non-profits before courts and administrative agencies and volunteer service in federal anti-poverty programs.

Marshall L. Mohr joined Intuitive Surgical in March 2006. Prior to that, Mr. Mohr was Vice President and Chief Financial Officer of Adaptec, Inc. Prior to joining Adaptec in July 2003, Mr. Mohr was an Audit Partner with PricewaterhouseCoopers where he was most recently the Managing Partner of the firm’s west region technology industry group and led its Silicon Valley accounting and audit advisory practice. Mr. Mohr received his B.B.A. in Accounting and Finance from Western Michigan University. Mr. Mohr serves on the corporate board of Plantronics, Inc and Pacific Biosciences of California, Inc.

Colin Morales joined Intuitive Surgical in March 1999 as Director of Field Service. He was promoted to Vice President of the Customer Support Group in July 2005. In 2010, Mr. Morales was promoted to the position of Senior Vice President, Customer Support and is responsible for Field Service, Products Support, Order Management and Customer Service Operations. Prior to joining Intuitive, Mr. Morales was with Acuson for more than 13 years, where he held various management positions in field and customer service. Mr. Morales received his associate’s degree from The DeVry Institute of Technology in Phoenix, Arizona.

David J. Rosa joined Intuitive Surgical in March 1996 and has held leadership positions in engineering, clinical development, marketing and product development. In 2011, Mr. Rosa was promoted to the position of Senior Vice President, Emerging Procedures & Technology. Prior to joining Intuitive, Mr. Rosa contributed to the development of trans-esophageal transducers for Acuson Corporation. Mr. Rosa graduated magna cum laude with a BSME from California Polytechnic University at San Luis Obispo. He also holds a MSME from Stanford University.

EXECUTIVE COMPENSATION

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

The Compensation Committee has reviewed and discussed with management the disclosures contained in the section entitled “Compensation Discussion and Analysis” of this Proxy Statement. Based upon this review and discussion, the Compensation Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement for the Annual Meeting.

Members of the Compensation Committee

Eric H. Halvorson (Chairman)	Amal M. Johnson	Alan J. Levy, Ph.D.

This Proxy Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations concerning matters that are not historical facts. Words such as “projects,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “may,” “will,” “could,” “should,” “would,” and similar words and expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements related to risks associated with our compensation programs. Readers are cautioned that these forward-looking statements are based on current expectation and are subject to risks, uncertainties, and assumptions that are difficult to predict. We undertake no obligation to revise or update any forward-looking statements for any reason.

Compensation Discussion and Analysis

The following discussion and analysis of compensation arrangements of our named executive officers for 2011 should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

This section explains the Company’s executive compensation program as it relates to the following “named executive officers” (“NEOs”) as of December 31, 2011 whose compensation information is presented in the tables following this discussion in accordance with SEC rules:

Name	Position

Gary S. Guthart, Ph.D.	President and Chief Executive Officer
Jerome J. McNamara	Executive Vice President, Worldwide Sales and Marketing
Marshall L. Mohr	Senior Vice President and Chief Financial Officer
Mark J. Meltzer	Senior Vice President and General Counsel
Augusto V. Castello	Senior Vice President, Product Operations

Executive Summary

The Company’s goal for its executive compensation program is to attract and retain a talented, entrepreneurial and creative team of executives who will provide leadership for the Company’s success in driving da Vinci Surgery to the broadest number of patients, and in turn driving stockholder value. The Company seeks to accomplish this goal in a way that is aligned with the long-term interests of the Company’s stockholders.

The Compensation Committee oversees the executive compensation program and determines the compensation for the Company’s executive officers. The Company believes the compensation program for the named executive officers was instrumental in helping the Company achieve strong financial performance in the continually challenging macroeconomic environment.

In 2011, the Company’s revenue grew to $1,757.3 million, an increase of 24% over the prior year. Operating income increased to $694.8 million, an increase of 25% over the prior year. Net income also increased to $495.1 million in 2011, an increase of 30% over the prior year. The Company generated cash flows from operating activities of $677.6 million, driving a cash and investments balance at the end of 2011 of $2,171.8 million, an increase of $562.9 million over the prior year after cash of $331.8 million was used to repurchase the Company’s common stock in the open market.

In 2011, each named executive officer was a member of the Company’s executive team. Each named executive officer is expected to contribute as a member of the executive team to the Company’s overall success rather than merely achieve specific objectives within that officer’s area of responsibility.

The Company continues to rely on long-term equity awards in the form of stock options to attract and retain an outstanding executive team and to ensure a strong connection between the executive compensation program and the long-term interests of the Company’s stockholders. Stock options are granted to the named executive officers annually.

The Company places less emphasis on total cash compensation than on long-term equity awards. Target bonuses under the Company’s annual performance-based cash bonus program (“Corporate Incentive Plan” or “CIP”) for 2011 were set at 70% of base salary for the Chief Executive Officer and 50% of base salary for the other NEOs, except Mr. McNamara. Mr. McNamara is not subject to the CIP; instead, Mr. McNamara’s incentive plan is based on the Company’s Commission Plan (the “Commission Plan”) for our sales executives. As noted below, these target bonus opportunities are lower than the range commonly provided by peer companies.

The CIP is funded based on a predetermined increase in our operating income goal, excluding non-cash stock compensation expense, and paid out to executives based on predetermined company performance goals. The company performance goals are related to market expansion, product development, manufacturing and quality, efficiency and cost performance and other areas directed at long-term stockholder value creation. Target and maximum levels are established for operating income and most performance goals which drive bonuses to be paid anywhere from 0% to 125% of the targets outlined above.

The Company achieved the 120% operating income goal and most of the company performance goals resulting in the Compensation Committee awarding CIP payouts at 112%. Mr. McNamara exceeded all of his sales and performance targets and the Compensation Committee awarded him a Commission Plan payout at 131% of his target. See “The Role of Cash Compensation” section below for more discussion on the CIP.

In 2011, each of the named executive officers received an increase in base salary following a review of each named executive officer’s performance, the Company’s financial results and the competitive environment, as discussed above. See “Base Salaries” and “Base Salary Increases” sections below for more discussion on the determination of NEO base salaries.

The first part of the Compensation Discussion and Analysis, titled “Executive Compensation Philosophy,” discusses in greater detail the Company’s philosophy and approach to executive compensation. The second part of the Compensation Discussion and Analysis, entitled “Compensation Decisions for 2011,” discusses the Compensation Committee’s compensation decisions for the named executive officers in 2011.

Executive Compensation Philosophy

Goal of Executive Compensation Program

The Company’s goal for its executive compensation program is to attract and retain a talented, entrepreneurial and creative team of executives who will provide leadership for the Company’s success in driving da Vinci Surgery to the broadest number of patients. The Company seeks to accomplish this goal in a way that is aligned with the long-term interests of the Company’s stockholders.

Determining Compensation for the Named Executive Officers

Team-Based Approach and Performance Expectations. Each of the named executive officers is a member of the Company’s executive team. The compensation program for the named executive officers rests on two principles. First, each executive officer must demonstrate exceptional personal performance in order to remain part of the executive team. The Company believes that executives who underperform should be removed from the executive team and have their compensation adjusted accordingly, or be dismissed from the Company. Second, each executive officer must contribute as a member of the team to the Company’s overall success rather than merely achieve specific objectives within that officer’s area of responsibility. Because of this team-based approach, the Company carefully considers the relative compensation levels among all members of the executive team. Accordingly, the Company’s executive compensation program is designed to be internally consistent and equitable in order to further the Company’s success and achieve the goal of the executive compensation program. The reasons for differences in the amounts awarded to each of the named executive officers relate primarily to the experience, responsibilities and performance of each named executive officer and different market pay levels for each executive officer’s function.

Emphasis on Long-Term Equity Awards. The Company relies on long-term equity awards in the form of time-vested stock options because the Company believes stock options are the most effective compensation element for attracting entrepreneurial, creative executives to align the interest of executives with stockholders, and to reward stockholder value creation. In the past, annual stock option awards were granted on February 15th (or the next business day if February 15th was not a business day). These stock option awards typically vested 1/8 at the end of six months and 1/48 per month thereafter through a four year period and had a ten year term. Beginning 2012, to help promote retention, stock options will be awarded bi-annually on February 15th and August 15th (or the next business day if the date is not a business day). The February 15th stock option awards will be subjected to a four-year vesting period, while the August 15th stock option awards will be subjected to a 3.5-year vesting period. Awards will continue to be determined based on the contributions of the NEO during the prior year, on an assessment of the NEO’s ability to contribute to the Company in future periods and the retention goals of the Company. The emphasis on long-term equity awards also is designed to align the interests of the named executive officers with the Company’s stockholders by ensuring that executives have a significant portion of their compensation tied to long-term stock price performance.

Discretion and Judgment of the Compensation Committee. The Compensation Committee determines all compensation for the named executive officers based on their interactions with the Compensation Committee as well as Dr. Guthart’s recommendation. All three Compensation Committee members are intended to be independent directors under the applicable NASDAQ and SEC rules. Each year, the Compensation Committee reviews the performance of Dr. Guthart to determine changes in his compensation. At the Compensation Committee’s request, Dr. Guthart reviews with the Compensation Committee the performance of the named executive officers. The Compensation Committee gives considerable weight to Dr. Guthart’s evaluations of the other named executive officers because of his direct knowledge of each executive officer’s performance and contributions. The Compensation Committee, based on the evaluations completed by Dr. Guthart, then determines if the recommended changes in each officer’s compensation are appropriate.

In exercising its discretion to determine compensation, the Compensation Committee carefully considers the experience, responsibilities and performance of each named executive officer and the Company’s overall financial performance. The Company recognizes that executive compensation practices are influenced by a wide range of complex factors, including changes in strategic goals, changing economic and industry conditions, accounting requirements and tax laws, and evolving governance trends. As a result, the Compensation Committee’s discretion and judgment are critical to designing an executive compensation program that achieves the Company’s goal while also addressing these factors.

The Compensation Committee presents its recommendation regarding the compensation and stock option grants for the named executive officers to the Board of Directors for their approval.

The Role of the Compensation Consultant. In 2011, the Compensation Committee selected and directly retained the services of Compensia, an independent executive compensation consulting firm. Compensia completed a comprehensive analysis on executive compensation program. Our current practice is to review our executive compensation every two years.

The Role of Peer Companies. While we do not believe that it is appropriate to establish compensation levels based solely on benchmarking, we believe that information regarding pay practices at other companies is nevertheless useful in two respects. First, we recognize that compensation practices must be competitive in the marketplace to enable the Company to attract and retain executives. Second, independent marketplace information is one of several factors we consider in assessing the reasonableness of compensation. Accordingly, the Compensation Committee approved the engagement of Compensia to assist with updating our peer group and assessing the competitiveness of our executive compensation program in 2011. Peer groups were used for three purposes:

•	Direct Peer Group

•	Primary comparison for all aspects of executive compensation

•	Broad Peer Group

•	Secondary reference point for executives matched to Direct Peer Group

•	Primary comparison for executives not matched to Direct Peers

•	Reference Peer Group

•	Data source for additional market perspective, in particular high-growth companies and labor market competitors

Five selection criteria were used to establish our Direct Peer Group including:

1.	Location: U.S.-based

2.	Ownership: publicly traded

3.	Industry: Medical Device or broader Life Science industry

4.	Revenues of approximately 1/3 to 3x of Intuitive Surgical

5.	Market capitalization of >2x revenues

In 2011, our Direct Peer Group consisted of the following companies:

C.R. Bard	IDEXX Laboratories	ResMed
Edwards Lifesciences	Illumina	Sirona Dental Systems
Haemonetics	Kinetic Concepts	Varian Medical Systems
Hologic	Life Technologies	Waters Corp.
Hospira	Medicis Pharmaceutical	Zimmer Holdings

In 2011, our Broad Peer Group included combined data for life sciences industry (“LSI”) and technology industry (“High-Tech”) market data provided by Radford. The dataset from the Radford Life Science Survey consisted of U.S.-based, public, non-subsidiary life science companies with revenues of approximately 1/3 to 3x that of the Company and a market capitalization of at least 1.5x revenue. The dataset from the Radford Global Technology Survey consisted of U.S.-based, public, non-subsidiary companies with revenues of approximately 1/3 to 3x that of the Company and a market capitalization of at least 1.5x revenue.

Finally, we created a Reference Peer Group to gain additional perspective on labor market competitors, certain of which are also high growth companies. In 2011, this peer group consisted of the following companies:

Apple	Google	Novellus Systems
C.R. Bard	Johnson & Johnson	Smith & Nephew
Boston Scientific	Lam Research	St. Jude Medical
Covidien	Medtronic	Stryker

The Compensation Committee reviews compensation practices at peer companies to inform the Committee’s decision-making process so it can set total compensation levels that it believes are reasonably competitive. The Compensation Committee, however, does not set compensation components to meet specific benchmarks, such as targeting salaries “above the median” or equity compensation “at the 75th percentile.” Furthermore, the Compensation Committee believes that over-reliance on benchmarking can result in compensation that is unrelated to the value delivered by the named executive officers.

The Role of Stockholder Say-on-Pay Votes. In 2011, the Company’s stockholders approved our executive compensation on an advisory basis, with an over 80% approval rate. As a result, the Compensation Committee continued to apply the same effective principles and philosophy it has used in previous years in determining executive compensation and will continue to consider stockholder concerns and feedback in the future. The Compensation Committee is continuously working to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation and will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the named executive officers.

Elements of the Compensation Program

The Company’s executive compensation program is simple in design. The compensation program for the NEOs includes:

•	Long-term equity awards in the form of stock options;

•	Annual performance-based cash bonus awards; and

•	Base salaries.

The named executive officers are also eligible to participate in the Company’s health and welfare programs, Employee Stock Purchase Plan and 401(k) Plan on the same basis as other employees.

The Role of Long-Term Equity Awards

Overview. The Company believes that long-term equity awards in the form of stock options are an extremely important way to attract and retain a talented executive team and align the executives’ interests with the Company’s stockholders because executives only realize value from stock options when the Company’s stock price increases. Accordingly, executive compensation is weighted considerably toward long-term equity awards rather than cash compensation. In 2011, long-term equity awards for the named executive officers represented approximately 80% of the officers’ target total compensation, which is illustrated in the following chart:

Vesting Periods and Ten Year Option Terms Maximize Retention and Support Long-Term Focus. Prior to and during 2011, stock options were awarded to employees, including the NEOs, annually on February 15th (or the next business day if February 15th is not a business day). Exceptions were made for executives who are promoted to the executive team or are recent hires. These stock options were generally subjected to a four-year vesting period. Beginning 2012, stock options awards to employees, including the NEOs, will be granted bi-annually on February 15th and August 15th. The February 15th stock option awards will be subjected to a four-year vesting period, while the August 15th stock option awards will be subjected to a 3.5-year vesting period. The Company believes granting awards with these vesting periods and ten year terms creates a substantial retention incentive and also encourages the named executive officers to focus on the Company’s long-term business objectives and long-term stock price performance. To determine the size of the stock option awards, the Compensation Committee first establishes a target compensation value to be delivered to the named executive officers through long-term equity awards. In doing so, the Compensation Committee considers various factors, including the following:

•	The emphasis placed on equity in the mix of total compensation;

•	The officer’s experience and performance;

•	The scope, responsibility and business impact of the NEO’s position relative to other members of the executive team; and

•	The retention value of the total compensation package.

Once the target value has been established, the Compensation Committee determines the number of shares subject to the awards by reference to the current value of the Company’s common stock and presents its recommendations to the Board of Directors for their approval.

Option Grant Practice. The Compensation Committee approves all grants made under the 2009 Employment Commencement Incentive Plan. During 2011, all initial hire grants were granted once a month on the fifth business day of each month for new hires in the previous month, at an exercise price equal to the closing fair market value of our stock on the grant date. The Compensation Committee reviews and approves annual focal option grants to the NEOs and Vice Presidents. The Compensation Committee approves the option grants to all other non-executive employees in aggregate and has delegated the authority to the CEO to allocate the individual option awards to these non-executive employees. Beginning 2012, these focal grants will be made on February 15th and August 15th or the next trading day, if the dates are not business days, at an exercise price equal to the closing sales price of our stock on the grant date. This timing enables management and the Compensation Committee to consider performance by both the Company and the individual and balance it against our expectations. The February 15th stock options will generally vest 1/8 at the end of six months and 1/48 each month through the end of a four-year vesting period, while the August 15th stock options will generally vest 7/48 at the end of one month and 1/48 each month through the end of a 3.5-year vesting period.

We do not time the granting of our options with any favorable or unfavorable news released by the Company. The initial grants are based on the timing of date of hire of our new employees. Proximity of any awards to an earnings announcement or other market events is coincidental.

The Role of Cash Compensation

Overview. The Company believes that cash compensation is less effective than long-term equity awards in achieving the goal of the Company’s executive compensation program. Accordingly, target cash compensation for the named executive officers represented approximately 20% of the officers target total compensation in 2011 and overall it is approximately at the 25th percentile of target cash compensation provided by peer companies, except for Mr. McNamara. The named executive officers’ cash compensation includes performance-based cash bonus awards and base salaries.

Base Salaries. The Compensation Committee determines base salaries for each named executive officer based on the executive officer’s role and responsibilities, a review of any applicable market data and individual job performance. The Company believes that base salaries are less important than long-term equity awards in achieving the goal of the Company’s executive compensation program. The de-emphasized role of base salaries as part of the executive compensation program is demonstrated by the fact that overall base salaries are approximately at the 25th percentile of peer companies for the named executive officers.

Performance-Based Cash Bonus Awards. The Company’s CIP for non-sales executive officers and Commission Plans for sales executives are designed to reward employees for achieving stretch financial and operating goals that are key to the success of our business and are aligned with the short and long-term interests of our stockholders.

The Company believes that CIP cash bonus awards and commission awards are an important component of the executive compensation program because they reward the named executive officers for achieving the annual performance goals established by the Company. However, the CIP cash bonus awards and commission awards represent a small percentage of the executives’ total compensation because the Company believes that cash bonus awards are less effective in attracting new executive talent than equity compensation, and they promote retention only in the short-term (the bonus performance period). In addition, the Company prefers to emphasize long-term stockholder value creation over annual operating results. Accordingly, the plan is modestly funded relative to peer companies, as reflected by the following:

•	The target bonus of 70% of base salary for the CEO and 50% for the other NEOs, except Mr. McNamara, are generally lower than those of peer companies;

•

The maximum bonus of 87.5% of base salary for the CEO and 62.5% for the other NEOs, except Mr. McNamara, are generally lower than those of peer companies, although the Compensation Committee has the power to approve bonus amounts above the maximum for exceptional performance.

Mr. McNamara participates in our Commission Plans, but not in our CIP. The Compensation Committee has established sales commission plans so that senior sales personnel may earn three to four times their base salary. The Company believes that these commission plans are an important part of compensation programs for sales personnel as they incent the achievement of short term sales and represent a significant retention tool. Most of the companies that the Company competes with for sales talent are much larger than Intuitive Surgical and provide substantial compensation packages to their employees. The Company believes that these commission plans are competitive in the medical device industry.

CIP Funding. The first step is comprised of an overall CIP plan funding (“Plan Funding”) goal tied to operating income, excluding stock option expense. Generally, the plan begins funding at target at the previous year’s operating income level, excluding stock option expense, to a maximum funding of 125% of the pool at a predetermined increase in operating income, excluding stock option expense. For 2011, target funding was set at operating income for 2010 of $668 million, excluding stock option expense. Maximum funding of 125% of the pool was set at $835 million of operating income, excluding stock option expense. The Compensation Committee has approved the Plan Funding for 2012 to begin at the actual operating income achieved in 2011, excluding stock option expense, of $828 million.

Payout of Funded Amounts. In the second step, amounts funded in the first step are paid to employees based on goals established in the areas of product and market development, manufacturing and quality, efficiency and cost performance and other areas directed at long-term stockholder value enhancement. The amount of our incentive pool that will be paid out as incentive bonuses (“Pay-Out Pool”) for each NEO as well as each eligible employee is determined by an equal weighting of achievement of the operating income goal and company performance goals. The size of the Pay-Out Pool generally cannot exceed the size of the Plan Funding.

Company performance goals for the NEOs are established at the corporate level and are comprised of procedure growth, system sales growth and revenue growth, profitability, marketing objectives, customer training effectiveness, product development, regulatory approvals and compliance, new product introductions, quality of production, applied research and protecting intellectual property. Each NEO must contribute as a member of the team to the Company’s overall success rather than merely achieve specific objectives within that officer’s area of responsibility. The corporate level goals are initially established by the executive team and the CEO and then reviewed and approved by the Compensation Committee annually at the beginning of the year. Since the specific targets of our company performance goals are highly confidential, we do not publicly disclose specific objectives. Revealing specific objectives would provide competitors and other third parties with insights into the Company’s confidential planning process and strategies, thereby causing competitive harm.

The nature of goals and the weighting assigned to each are subject to change annually. Recurring goals are generally set above prior year results and budgeted levels. The performance goals are designed to be aggressive, and there is a risk that payments will not be made at all or will be made at less than 100% of the target amount. The achievement of the goals may be affected by several factors including, but not limited to, the impact of global and regional conditions, credit markets and the related impact on health care spending; timing and success of product development and market acceptance of developed products; and regulatory approvals, clearances and restrictions. Due to these factors which are not entirely controlled by the NEOs and the stretch nature of the goal setting, it is relatively difficult to achieve the company performance goals. The challenge of the goals and the uncertainty in the environment ensures that any payments under the plan are truly performance-based which is consistent with the plan’s objectives. Each NEO’s share of the Pay-Out Pool will be based upon his individual performance and contribution to the achievement of the performance goals.

Our cash incentives for our top sales executives, including one of our NEOs, Mr. McNamara, Executive Vice President, Worldwide Sales and Marketing are tied fully to performance plans which are calculated based on the achievement of predetermined sales metrics, including revenue, surgical procedures completed, contribution margins and fixed costs (the “Commission Plans”). Under these Commission Plans, which are approved by the Compensation Committee at the beginning of the year, the sales executives are assigned target and maximum levels for each metric which are then applied to a scaled bonus rate. The performance pay-out is scaled to the over-achievement of each metric.

Each year, the bonus and commissions structures are reviewed to ensure that the design and payment structure falls in line with our compensation philosophy. At the end of each year, the Compensation Committee determines the amount of the award to be paid to each officer by comparing actual results to the performance goals. The Compensation Committee may, in its discretion, reduce or increase the amount of any individual award based on the officer’s overall performance and his contribution to the achievement of the company performance goals.

Employment Agreements or Other Arrangements

Change in Control Plan. In December 2008, the Board of Directors approved and adopted the Company’s Severance Plan (the “Change in Control Plan”). The Board believes the adoption of the Change in Control Plan is beneficial to our stockholders because it minimizes the uncertainty presented to our valuable workforce in the case of a change in control. Under this plan, all eligible employees of the Company who have been employed at least six months prior to the separation from service date, including executive officers, are entitled to the following severance benefits in the event of a termination of employment without cause or an involuntary separation from service within twelve months after a change in control of the Company:

•

A lump sum cash payment in the amount equal to the sum of six months of such eligible employee’s base compensation (defined in the Change in Control Plan as base salary and target bonus) plus an additional one month of base compensation for every year of such eligible employee’s service with the Company, such severance not to exceed 12 months;

•	Six months of COBRA premiums, provided that such eligible employee elects continued coverage under COBRA; and

•	100% vesting of all outstanding unvested equity awards that the eligible employee then holds.

See “Potential Payments Upon Termination or Change in Control” section below for detailed discussions of the Change in Control Plan and estimates of the compensation that would have been payable to the NEOs, had they been triggered at December 31, 2011.

Other Arrangements. The named executive officers are employed at will. Based on the Company’s philosophy, the compensation program for the named executive officers does not include any of the following pay practices:

•	Employment agreements;

•	Severance arrangements, except for the Change in Control Plan described above;

•	Cash payments made upon a change in control of the Company;

•	Tax reimbursements; and

•	Supplemental executive retirement benefits.

In addition, the Company does not provide any perquisites or change in control benefits to the named executive officers that are not available to other employees.

Other Considerations

Tax Deductibility of Compensation Expense. Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount of compensation that the Company can deduct in any one year for compensation paid to the chief executive officer and the three most highly-compensated named executive officers employed by the Company at the end of the year (other than the Company’s chief financial officer). However, the $1 million deduction limit does not apply to compensation that is performance-based and provided under a plan that has been approved by the Company’s stockholders. While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions as noted above and retains the flexibility to grant awards it determines to be consistent with the Company’s goal for its executive compensation program even if the award is not deductible by the Company for tax purposes.

The awards under the CIP and Commission Plans are not designed to qualify as performance-based compensation under Section 162(m) for tax deductibility. Certain awards under the 2010 Incentive Award Plan, including stock options, may qualify as performance-based compensation under Section 162(m) for tax deductibility.

Compensation Decisions for 2011

Long-Term Equity Awards

In fiscal 2012, 2011 and 2010, the Compensation Committee authorized the following equity grants for the named executive officers based on its assessment of the factors discussed in the section titled “The Role of Long-Term Equity Awards”:

	Options Granted (#)
NEO	2012 (1)	2011	2010
Gary S. Guthart	14,000	31,875	37,500
Jerome J. McNamara	11,250	25,000	30,000
Marshall L. Mohr	7,000	16,000	18,750
Mark J. Meltzer	7,000	16,000	17,000
Augusto V. Castello	6,500	16,000	15,000

(1)

As described above, beginning in 2012, options will be granted bi-annually on February 15th and August 15th. Although the number of options to be granted on August 15th will be determined at a future date, we anticipate that a like number to the February 15th grant will be granted. Please refer to the section “The Role of Long-Term Equity Awards” for more details on the vesting terms of these awards.

In January 2012, the Compensation Committee approved annual stock grants for certain eligible employees. Given the Company’s commitment of a net three-year average “burn rate” (see below) of 3.0% in the long term, options grants to employees, including NEOs, were reduced relative to prior years.

We believe the Company’s executive compensation policy is closely aligned with stockholders interests. While salary and an annual cash incentive bonus represent the achievement of shorter term goals, stock option awards, with a four-year vesting schedule and ten-year term, represent a longer term compensation structure that promotes retention and continuous commitment to the operating results of the Company. Starting in 2012, stock option grants will be granted bi-annually on February 15th and on August 15th. The Company believes that this reflects the value of one’s individual contribution to the Company, both present and future. At this phase in the Company’s growth cycle, a majority of executive annual compensation is derived from the value of options granted. The following chart displays the historical relationship between our CEO’s annual compensation and the change in stockholder value as reflected by the percentage change in value of the Company’s common stock price. For comparative purposes, CEO annual compensation consists of salary, accrued bonus, plus the value of equity compensation granted in the following year, as illustrated in the following chart:

*	Assumes that a like number of awards to the February 15th, 2012 grants will be granted on August 15th, 2012. Refer to the section “Long-Term Equity Awards” for details.

Although a majority of our executive compensation is derived from stock compensation, named executive officer grants as a percentage of total grants have shown a continued decrease year over year. This trend reflects management’s commitment to support equitable grants across the organization, through lowering their stake and facilitating participation by all employees in the stock compensation program.

Burn rate. In administering our equity program, we actively manage our grants in accordance with a target “burn rate.” We define “burn rate” as the number of equity awards granted in the year, net of cancellations, divided by the sum of the undiluted weighted average shares of our common stock outstanding during the year plus the number of options that have been issued and are outstanding. The “burn rate” measures the potential dilutive effect of our annual equity grants. The total number of options granted in 2011 was 1,395,048 and the number of options cancelled was 219,888. As of December 31, 2011 the weighted average number of shares outstanding was 39,171,634 and the total number of granted options outstanding was 4,659,494. For fiscal 2011, our burn rate was 2.68%, and our three-year average burn rate from fiscal 2009 through fiscal 2011 was 2.93%. Similarly, our burn rate as calculated using shareholder advocacy group methodology is below the mean plus one standard deviation of the Company’s Global Industry Classification Standard (GICS) group segmented within the Russell 3000 Index. We believe that our burn rate is reasonable in relation to companies in our industry and reflects a judicious use of equity for compensation purposes.

Base Salary Increases

Base salaries for executives are reviewed annually in July or more frequently should there be significant changes in responsibilities. In each case, we take into account the results achieved by the executive, his or her future potential, scope of responsibilities and experience, and competitive salary practices.

The Compensation Committee approved base salary increases, reflected in the table below, which take into consideration the Company’s team-based approach and the scope of the executive’s role and responsibilities relative to other members of the executive team. After giving effect to these increases, the named executive officers’ total cash compensation opportunities still remain below the median of peer companies due to the Company’s philosophy of setting target and maximum bonus opportunities at levels lower than the range commonly provided by peer companies and because there is no long-term cash bonus program at the Company.

Name	August 1, 2011 ($)	August 1, 2010 ($)
Gary S. Guthart	535,000	510,000
Jerome J. McNamara	386,000	372,000
Marshall L. Mohr	380,000	367,000
Mark J. Meltzer	361,200	350,200
Augusto V. Castello	335,500	321,500

Performance-Based Cash Bonus Awards

The Company’s 2011 performance exceeded the goal for adjusted operating income established by the Compensation Committee for the bonus program. As a result, the incentive pool was funded at 120% of the total targeted cash amount. The amounts earned are a reflection of the Company’s performance against the annual Company goals as well as the NEO’s individual performance against their goals. The table below shows each named executive officer’s performance-based cash bonus award for 2011, which was earned in fiscal 2011 and paid in fiscal 2012.

Name	2011 Bonus Award ($)
Gary S. Guthart	340,000
Jerome J. McNamara (1)	657,549
Marshall L. Mohr	190,000
Mark J. Meltzer	200,000
Augusto V. Castello	170,000

(1)	Mr. McNamara’s 2011 amount was awarded under the Commission Plan.

Compensation Risk Considerations

The Compensation Committee considers, in establishing and reviewing the employee compensation programs, whether the programs encourage unnecessary or excessive risk taking. The Company, after reviewing and discussing the compensation programs with the Compensation and Audit Committees of the Board, believes that the programs are balanced and do not motivate or encourage unnecessary or excessive risk taking because of the following:

•	Base salaries are fixed in amount and thus do not encourage risk taking.

•

While the performance-based awards focus on achievement of short-term or annual goals, and short-term goals may encourage the taking of short-term risks at the expense of long-term results, the Company’s performance-based award programs represent a small percentage of employees’ total compensation opportunities. Performance-based awards are based on various departmental and Company-wide metrics; funding for the awards is capped at the Company level and the distribution of the funds to executive officers is at the discretion of the Compensation Committee.

•

Long-term equity awards are important to help further align employees’ interests with those of the Company’s stockholders. The ultimate value of the awards is tied to the Company’s stock price and since awards are staggered and subject to long-term vesting schedules, they help ensure that executives have significant value tied to long-term stock price performance. As described above under the section titled “The Role of Long-Term Equity Awards,” we have established procedures related to the timing and approval of equity awards.

Because of the above, the compensation programs appropriately balance risk and the desire to focus employees on specific short-term goals important to the Company’s success.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

2011 SUMMARY COMPENSATION TABLE

The following Summary Compensation Table sets forth summary information concerning the compensation paid to our NEOs in years ending December 31, 2011, 2010, and 2009 for services to our Company in all capacities.

Name and Principal Position	Year	Salary ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	Total ($)
Gary S. Guthart, President and Chief Executive Officer	2011	520,417	3,688,142	340,000	4,548,559
	2010	504,167	4,184,963	361,463	5,050,593
	2009	430,000	3,289,842	269,000	3,988,842

Jerome J. McNamara, Executive Vice President, Worldwide Sales and Marketing	2011	377,833	2,892,660	657,549	3,928,042
	2010	365,000	3,347,970	571,938	4,284,908
	2009	341,250	2,741,535	741,186	3,823,971

Marshall L. Mohr, Senior Vice President and Chief Financial Officer	2011	372,417	1,851,302	190,000	2,413,719
	2010	360,000	2,092,481	175,000	2,627,481
	2009	340,000	1,644,921	180,000	2,164,921

Mark J. Meltzer, Senior Vice President and General Counsel	2011	354,783	1,851,302	200,000	2,406,085
	2010	344,250	1,897,183	170,000	2,411,433
	2009	328,750	1,644,921	170,000	2,143,671

Augusto V. Castello, Senior Vice President - Product Operations	2011	327,334	1,851,302	170,000	2,348,636

(1)	The amounts in this column represent the grant date fair values of the option awards granted to the executive in the fiscal year in accordance with stock compensation accounting. See Note 8 of the Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K filed on February 6, 2012 for a discussion of all assumptions made by us in determining the valuation of the equity awards.
(2)	Refers to annual bonus earned in the designated fiscal year under the CIP and Commission Plan and paid during February of the next fiscal year. See the “Compensation Discussion and Analysis” section above for a more detailed discussion.

GRANTS OF PLAN-BASED AWARDS TABLE

The following table shows information about the non-equity incentive awards and equity-based awards granted to our NEOs in 2011:

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Option Awards: # of Shares Underlying Options (2)	Exercise Price of Options ($/Sh)	Grant Date Fair Value of Option Awards (3)
		Threshold ($)	Target ($)	Maximum ($)
Gary S. Guthart	2/15/2011		—		31,875	341.19	3,688,142
		—	374,500	468,125
Jerome J. McNamara	2/15/2011		—		25,000	341.19	2,892,660
		—	503,000	1,128,000
Marshall L. Mohr	2/15/2011		—		16,000	341.19	1,851,302
		—	190,000	237,500
Mark J. Meltzer	2/15/2011		—		16,000	341.19	1,851,302
		—	180,600	225,750
Augusto V. Castello	2/15/2011		—		16,000	341.19	1,851,302
		—	167,750	209,688

(1)	The bonus target for Dr. Guthart was 70% of base salary and 50% of base salary for Mr. Mohr, Mr. Meltzer and Mr. Castello under the CIP. Mr. McNamara is under the Commission Plan and the target is calculated based on achieving 100% of predetermined sales metrics. At its discretion, the Compensation Committee has the authority to pay any NEO in excess of or below his targeted bonus amount. The goals for 2011 were approved by the Compensation Committee in January 2011. The payout amounts for each NEO were reviewed and approved by the Compensation Committee and the Board of Directors in January 2012 upon completion of the Consolidated Financial Statements for fiscal 2011. The maximum bonus or performance payout is calculated at 125% of the target; however, the Compensation Committee may award higher amounts based on individual performance. Actual amounts awarded under the CIP and the Commission Plan for fiscal year 2011 are reflected in the “2011 Summary Compensation Table” in this Proxy Statement. See “Compensation Discussion and Analysis” section above for detailed discussion of the plans.
(2)	The option awards were issued under our 2010 Incentive Plan and vest 1/8 at the end of six months and 1/48 per month through a four-year period.
(3)	The amounts shown represent the fair value per share as of the grant date of such award determined pursuant to stock compensation accounting, multiplied by the number of shares. See Note 8 of the Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K filed on February 6, 2012 for a discussion of all assumptions made by us in determining the valuation of the equity awards.

OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2011

The following table summarizes the outstanding stock options that were held by our NEOs as of December 31, 2011:

	Outstanding Equity Awards at 12/31/11
Name	Grant Date	# of Securities Underlying Unexercised Options (# Exercisable)	# of Securities Underlying Unexercised Options (# Unexercisable) (*)	Option Exercise Price ($/sh)	Option Expiration Date
Gary S. Guthart	2/6/2003	688	—	11.74	2/6/2013
	2/13/2004	8,055	—	18.50	2/13/2014
	2/11/2005	15,000	—	47.86	2/11/2015
	2/7/2006	50,000	—	106.69	2/7/2016
	2/15/2007	35,000	—	112.66	2/15/2017
	2/15/2008	47,917	2,083	303.27	2/15/2018
	2/17/2009	42,500	17,500	107.27	2/17/2019
	2/16/2010	17,187	20,313	334.30	2/16/2020
	2/15/2011	6,640	25,235	341.19	2/15/2021

Jerome J. McNamara	2/15/2008	36,797	1,667	303.27	2/15/2018
	2/17/2009	4,978	14,583	107.27	2/17/2019
	2/16/2010	13,750	16,250	334.30	2/16/2020
	2/15/2011	5,208	19,792	341.19	2/15/2021

Marshall L. Mohr	2/15/2007	20,000	—	112.66	2/15/2017
	2/15/2008	23,958	1,042	303.27	2/15/2018
	2/17/2009	21,250	8,750	107.27	2/17/2019
	2/16/2010	8,593	10,157	334.30	2/16/2020
	2/15/2011	3,333	12,667	341.19	2/15/2021

Mark J. Meltzer	11/7/2007	30,000	—	309.46	11/7/2017
	2/15/2008	23,958	1,042	303.27	2/15/2018
	2/17/2009	5,875	8,750	107.27	2/17/2019
	2/16/2010	7,792	9,208	334.30	2/16/2020
	2/15/2011	3,333	12,667	341.19	2/15/2021

Augusto V. Castello	2/15/2008	19,167	833	303.27	2/15/2018
	2/17/2009	5,000	8,750	107.27	2/17/2019
	2/16/2010	6,875	8,125	334.30	2/16/2020
	2/15/2011	3,333	12,667	341.19	2/15/2021

(*)	The listed options vest 1/8 upon completion of 6 months of service following the date of grant and 1/48 per month thereafter, contingent upon continued employment. All of these options have a ten-year term.

OPTION EXERCISES DURING FISCAL 2011

The following table summarizes the options exercised during the year ended December 31, 2011 and the value realized upon exercise for our NEOs:

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($) (1)
Gary S. Guthart	—	—
Jerome J. McNamara	17,913	4,192,196
Marshall L. Mohr	16,000	4,425,275
Mark J. Meltzer	7,875	1,883,187
Augusto V. Castello	3,875	932,405

(1)	The value realized equals the excess of the fair market value of our common stock at exercise over the option exercise price, multiplied by the number of shares for which the option was exercised.

Potential Payments Upon Termination or Change in Control

The table below shows potential payments to the NEOs upon a change in control of the Company and subsequent involuntary separation from service within twelve months after the change in control, in accordance with the Change in Control Plan. The amounts shown assume that termination was effective December 31, 2011, the last business day of the year, under the Change in Control Plan are estimates of the amounts that would be paid to the executives upon termination in addition to the base salary and bonus earned during 2011. The actual amounts can be determined only at the actual time of an executive’s termination. See the “Employment Agreements or Other Arrangements” section of the Compensation Discussion and Analysis in this Proxy Statement for a discussion of the terms of the Change in Control Plan.

Name	Base Compensation and Target Bonus ($) (1)	COBRA Premiums ($)	Total Spread Value Acceleration ($) (2)	Total Potential Payment ($)
Gary S. Guthart, Ph.D.	909,500	8,639	12,246,802	13,164,941
Jerome J. McNamara	889,000	8,330	9,956,642	10,853,972
Marshall L. Mohr	538,333	8,639	6,129,575	6,676,547
Mark J. Meltzer	481,600	4,982	6,007,430	6,494,012
Augusto V. Castello	503,250	8,639	5,834,651	6,346,540

(1)	Amounts shown are the maximum potential payment the executive would have received as of December 31, 2011. Amounts of parachute payment cut-back as described below, if any, would be calculated at actual termination.
(2)	Amounts shown assume that all stock options would be exercised immediately upon termination of employment. Stock option values represent the excess of value of the option shares for which vesting is accelerated over the exercise price for those option shares, using $463.01 per share, which is the closing market price of a share of our common stock on December 30, 2011, the last trading day of our 2011 fiscal year.

For purposes of the Change in Control Plan, an involuntary separation from service for the NEOs generally means, (i) without the executive’s express written consent, the assignment to the executive of any duties or the significant reduction of the executive’s duties, authority or responsibilities, which is inconsistent with the executive’s duties, authority or responsibilities in effect immediately prior to such assignment, or the removal of the executive from such duties, authority or responsibilities; (ii) a reduction by the Company in the base compensation of the executive as in effect immediately prior to such reduction; (iii) a material reduction by the Company in the kind or level of employee benefits to which the executive is entitled immediately prior to such reduction with the result that the executive’s overall benefits package is significantly reduced; (iv) the relocation of the executive to a facility or a location more than 25 miles from the executive’s then present location, without the executive’s express written consent; (v) any purported termination of the executive by the Company which is not effected for disability or for cause, or any purported termination for which the grounds relied upon are not valid; (vi) the failure of the Company to obtain the assumption of the agreement by any successors contemplated in the Change in Control Plan; or (vii) any act or set of facts or circumstances which would, under California case law or statute constitute a constructive termination of the executive. In order for an executive to terminate employment in an involuntary separation from service, he or she must provide notice to the Company of the existence of a condition listed above, within 30 days of the initial existence of the condition, and the Company shall have 30 days following receipt of such notice to remedy such condition and not make any payments hereunder in connection with such termination of employment.

The payments and benefits pursuant to the Change in Control Plan are subject to the executive’s execution and non-revocation of a release of claims. Further, the Change in Control Plan specifically provides for a parachute payment cut-back, where payments and benefits shall be made to the executive in full or as to such lesser amount as which would result in no portion of the payments being subject to an excise tax under Section 280G of the Internal Revenue Code, whichever of the foregoing amounts is greater on an after-tax basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board has determined that the following directors are “independent” under current NASDAQ rules: Craig H. Barratt, Eric H. Halvorson, Amal M. Johnson, Alan J. Levy, Floyd D. Loop, Mark J. Rubash and George Stalk, Jr.

The Company has adopted a written policy for approval of transactions between the Company and its related parties, such as directors, director nominees, executive officers, greater than five percent beneficial owners and their respective immediate family members, where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single calendar year. The policy provides that the Chief Financial Officer and the General Counsel review transactions subject to the policy and determine whether or not to approve or ratify those transactions. In doing so, they take into account:

•	whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party;

•	whether there are business reasons for the Company to enter into the related party transaction;

•	whether the transaction would impair the independence of an outside director;

•	whether the transaction would present an improper conflict of interest for any director or executive officer of the Company; and

•	any other factors deemed appropriate.

The Chief Financial Officer and the General Counsel may not participate in the approval of a related party transaction for which he or she is a related party, in which case the Chief Executive Officer would review the transaction using the factors described above.

In addition, the Chief Financial Officer and General Counsel have reviewed and pre-approved each of the following types of related party transactions, which shall be deemed to be approved, as applicable, under the policy:

•

Compensation to an executive officer of the Company, if such compensation has been approved, or recommended to the Company’s Board of Directors for approval, by the Compensation Committee of the Board of Directors of the Company.

•	The following transactions under $120,000 that are in the Company’s ordinary course of business and where the financial interest of the related party arises only in the following indirect manners:

a)	from the related party’s position as a director of another corporation or organization that is a party to the transaction; or

b)	from the direct or indirect ownership by the related party (or parties) of less than a 5% equity interest in another person (other than a partnership) which is a party to the transaction; or

c)	from the related party’s position as a limited partner in a partnership in which the related party (or parties) have an interest of less than 10%, and the related party is not a general partner of and does not have another position in the partnership.

•

Transactions that are in the Company’s ordinary course of business and where the interest of the related party arises solely from the ownership of a class of equity securities in the Company and all holders of such class of equity securities of the Company will receive the same benefit on a pro rata basis.

A summary of all material related party transactions, if any, is provided to the Audit Committee for its review at each regularly scheduled Audit Committee meeting.

Since January 1, 2011, we have not been a party to, and we have no plans to be a party to, any transaction or series of similar transactions in which the amount involved exceeded or will exceed $120,000 and in which any current director, executive officer, director nominee, holder of more than five percent of our capital stock, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The information in the following table sets forth the ownership of our common stock, as of December 31, 2011, by: (i) any person who is known by us to be the beneficial owner of more than five percent of our common stock; (ii) each of the executive officers named in our Executive Officers of the Company section; (iii) each of our directors; and (iv) all such executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. For the purposes of calculating the percent ownership, as of December 31, 2011, approximately 39.3 million shares were issued and outstanding, and, for any individual who beneficially owns shares represented by options exercisable within 60 days of December 31, 2011, these shares are treated as if outstanding for that person, but not for any other person.

The following table indicates those owners and their total number of beneficially owned shares, including shares subject to options exercisable within 60 days of December 31, 2011; however, unless otherwise indicated, these shares do not include any options awarded after December 31, 2011:

	Beneficial Ownership
Beneficial Owner	Number of shares		Percent of Total
Capital World Investors	3,064,600	(1)	7.8%
Baillie Gifford & Co.	2,452,103	(2)	6.2%
BlackRock, Inc.	2,206,186	(3)	5.6%
Lonnie M. Smith	679,630	(4)	1.7%
Gary S. Guthart, Ph.D.	300,458	(5)	0.8%
Marshall L. Mohr	81,963	(6)	0.2%
Mark J. Meltzer	75,143	(7)	0.2%
Jerome J. McNamara	69,403	(8)	0.2%
David J. Rosa	67,082	(9)	0.2%
Augusto V. Castello	37,750	(10)	0.1%
Colin Morales	37,010	(11)	0.1%
Floyd D. Loop, M.D.	17,438	(12)	*
Alan J. Levy, Ph.D.	14,651	(13)	*
Mark J. Rubash	18,198	(14)	*
Eric H. Halvorson	8,159	(15)	*
Amal M. Johnson	6,583	(16)	*
Salvatore J. Brogna	5,502	(17)	*
George Stalk, Jr.	3,188	(18)	*
Craig H. Barratt, Ph.D.	1,000	(19)	*
All executive officers and directors as a group (16 persons)	1,423,158	(20)	3.6%

*	Represents less than 0.1% of the issued and outstanding shares.
(1)	Based on information provided by Capital World Investors, 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, in a schedule 13G/A filed with the SEC on February 10, 2012 reporting beneficial ownership of Intuitive Surgical’s stock as of December 30, 2011. According to such schedule 13G/A, Capital World Investors is an investment advisor and has sole power to dispose or direct the disposition with respect to 3,064,600 shares.
(2)	Based on information provided by Baillie Gifford & Co., Calton Square, 1 Greenside Row, Edinburg EH1 3AN, Scotland, UK, in a Schedule 13G/A filed with the SEC on January 17, 2012 reporting beneficial ownership of Intuitive Surgical’s stock as of December 31, 2011. According to such schedule 13G/A, Baillie Gifford & Co. is an investment advisor and has sole power to vote or direct the vote with respect to 1,772,583 shares and sole power to dispose or direct the disposition with respect to 2,452,103 shares.

(3)	Based on information provided by BlackRock, Inc., (“BlackRock”) 40 East 52nd Street, New York, NY 10022, in a Schedule 13G filed with the SEC on February 9, 2012 reporting beneficial ownership of Intuitive Surgical’s stock as of December 30, 2011. According to such schedule 13G, BlackRock has the sole power to dispose or direct the disposition with respect to 2,206,186 shares.
(4)	Includes 3,000 shares held by the Smith Family Foundation, 288,550 shares held by Lonnie & Cheryl Smith Community Property, 17,149 shares in GRAT 3, 13,374 shares in GRAT 5, 22,307 shares in GRAT 6, 30,000 shares in GRAT 7, and 30,000 shares held by McKram Investors on behalf of Lonnie & Cheryl Smith, as well as 275,250 shares issuable pursuant to options exercisable within 60 days of December 31, 2011.
(5)	Includes 37,653 shares directly owned and 262,805 shares issuable pursuant to options exercisable within 60 days of December 31, 2011.
(6)	Includes 1,088 shares directly owned and 80,875 shares issuable pursuant to options exercisable within 60 days of December 31, 2011.
(7)	Includes 518 shares directly owned and 74,625 shares issuable pursuant to options exercisable within 60 days of December 31, 2011.
(8)	Includes 2,628 shares directly owned and 66,775 shares issuable pursuant to options exercisable within 60 days of December 31, 2011.
(9)	Includes 832 shares directly owned and 66,250 shares issuable pursuant to options exercisable within 60 days of December 31, 2011.
(10)	Includes 37,750 shares issuable pursuant to options exercisable within 60 days of December 31, 2011.
(11)	Includes 260 shares directly owned and 36,750 shares issuable pursuant to options exercisable within 60 days of December 31, 2011.
(12)	Includes 17,438 shares issuable pursuant to options exercisable within 60 days of December 31, 2011.
(13)	Includes 2,213 shares directly owned and 12,438 shares issuable pursuant to options exercisable within 60 days of December 31, 2011.
(14)	Includes 10 shares directly owned and 18,188 shares issuable pursuant to options exercisable within 60 days of December 31, 2011.
(15)	Includes 2,471 shares directly owned and 5,688 shares issuable pursuant to options exercisable within 60 days of December 31, 2011.
(16)	Includes 2,000 shares directly owned and 4,583 shares issuable pursuant to options exercisable within 60 days of December 31, 2011.
(17)	Includes 308 shares directly owned and 4,594 shares issuable pursuant to options exercisable within 60 days of December 31, 2011. Also includes 600 shares held by the JARLSB Living Trust, of which Mr. Brogna is a trustee and has voting and investment authority over the shares held by the trust.
(18)	Includes 3,188 shares issuable pursuant to options exercisable within 60 days of December 31, 2011.
(19)	Includes 1,000 shares held by the Barratt-Oakley Trust dated November 29th 2004, of which Mr. Barratt is a trustee and has voting and investment authority over the shares held by the trust.
(20)	Includes 967,197 shares issuable pursuant to options exercisable within 60 days of December 31, 2011.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the SEC. Executive officers, directors and greater-than-10% beneficial owners are required to furnish us with copies of all of these forms which they file.

Based solely on our review of these reports or written representations from certain reporting persons, we believe that during 2011, all filing requirements applicable to our officers, directors, greater-than-10% beneficial owners and other persons subject to Section 16(a) of the Exchange Act were met, aside from two Form 4s filed on behalf of Lonnie Smith (the “Reporting Person”) on July 27, 2011, clarifying the manner in which shares are held by the Reporting Person. Previous filings made by the Reporting Person included indirect shares contributed to grantor retained annuity trusts as directly owned shares. The filings on July 27, 2011 correctly reported the number of shares directly and indirectly owned by the Reporting Person. The total number of shares beneficially owned as of the date of the filing did not change.

Code of Business Conduct & Ethics

We have adopted a code of ethics that applies to all employees, including our principal executive officer and principal financial officer. The full text of our code of ethics is posted on our website at http//www.intuitivesurgical.com. We intend to disclose future amendments to our code of business conduct and ethics, or certain waivers of such provisions, at the same location on our website identified above. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Equity Compensation Plan Information

The following table contains information as of December 31, 2011 for two categories of equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, and rights (a)		Weighted- average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	4,208,046	(1)	$244.78	2,073,781	(2)
Equity compensation plans not approved by security holders (3)	451,448		$341.86	47,195

Total	4,659,494		$254.19	2,120,976

(1)	Represents 3,117,926 options under the 2000 Equity Incentive Plan, 88,440 options under the 2000 Directors’ Plan, 994,224 options under the 2010 Plan and 7,456 under plans assumed from acquisition of Computer Motion, Inc.
(2)	Represents 1,406,412 shares available for future issuance under the 2010 Plan, 99,372 shares available for future issuance under the 2000 Directors’ Plan and 567,997 shares available for future issuance under the Employee Stock Purchase Plan. All options authorized and remaining available for issuance at the expiration date will be terminated. Options issued and outstanding at that date will remain outstanding until exercised, forfeited or when they lapse.
(3)	Represents options under the 2009 Employment Commencement Incentive Plan, adopted by the Board of Directors in October 2009 and first used in fiscal 2010. Options are granted at an exercise price not less than the fair market value of the stock on the date of grant and have a term not to exceed ten years.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Company’s independent registered public accounting firm and its auditors for the year ended December 31, 2011 were Ernst & Young LLP. We expect that Ernst & Young LLP will serve as our independent registered public accounting firm and auditors for fiscal year 2012. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. All of the services described in the following fee table were approved by the Audit Committee.

	Years Ended December 31,
	2011	2010
Audit Fees	$1,586,000	$1,858,200
Tax Fees	69,000	17,000
All Other Fees	2,000	2,000

Total	$1,657,000	$1,877,200

Audit Fees. This category includes the audit of our annual financial statements, the audit of our internal control over financial reporting, review of financial statements included in our Form 10-Q quarterly reports, and services that are normally provided by the independent registered public accounting firm in connection with statutory audit and regulatory filings, for those fiscal years. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Tax Fees. This category consists of services provided by Ernst & Young LLP for tax compliance, tax advice, and tax planning.

All Other Fees. This category consists of all other services provide by Ernst & Young LLP that are not reported above. The services for the disclosed under this category include accounting consultation fees and an annual subscription fee to Ernst & Young LLP for accounting literature.

Pre-Approval Policies and Procedures

All audit services, audit-related services, tax services and other services were pre-approved by our Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s pre-approval policy provides for the pre-approval of audit, audit-related, tax, and other services specifically described by the committee on an annual basis, and unless a type of service is pre-approved under the policy, it will require separate pre-approval by the committee if it is to be provided by the independent registered public accounting firm. The policy authorizes the committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

AUDIT COMMITTEE REPORT

The following audit committee report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

Our Audit Committee is composed of “independent” directors, as determined in accordance with NASDAQ Stock Market’s Rules and Rule 10A-3 of the Exchange Act. The Audit Committee has certain duties and powers as described in its written charter adopted by the Board. A copy of the charter can be found on the Company’s website at www.intuitivesurgical.com.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors with its oversight responsibilities regarding the integrity of our Company’s financial statements, our compliance with legal and regulatory requirements, assessing the independent registered public accounting firm’s qualifications and independence and the performance of the persons performing internal audit duties for our Company and the independent registered public accounting firm. Management is responsible for preparation, presentation and integrity of our financial statements as well as our financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The following is the Audit Committee’s report submitted to the Board of Directors for 2011.

The Audit Committee has:

•	reviewed and discussed our audited financial statements with management and Ernst & Young LLP, the independent auditors;

•

discussed with Ernst & Young LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•

received from Ernst & Young LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and discussed with the auditors their independence.

In addition, the Audit Committee has met separately with management and with Ernst & Young LLP.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Mark J. Rubash (Chairman)	Eric H. Halvorson	George Stalk, Jr.

OVERVIEW OF PROPOSALS

This Proxy Statement contains FIVE proposals requiring stockholder action. Proposal No. 1 requests the election of THREE directors to the Board. Proposal No. 2 requests the approval of an amendment and restatement of the Company’s 2010 Incentive Award Plan. Proposal No. 3 requests an advisory approval of the compensation of our named executive officers. Proposal No. 4 requests the approval of an amendment to the Certificate of Incorporation to eliminate the classified structure of the Board and to provide for the annual election of directors. Proposal No. 5 requests the ratification of the appointment of the independent registered public accounting firm. Each of the proposals is discussed in more detail in the pages that follow.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors, which is divided into three classes, has nine authorized seats. Three Class III directors are to be elected at the Annual Meeting to serve a three-year term expiring at the 2015 Annual Meeting of Stockholders or until a successor has been elected and qualified. The remaining six directors will continue to serve their respective terms.

Gary S. Guthart, Ph.D., Mark J. Rubash, and Lonnie M. Smith, have been nominated by the Board of Directors to serve as Class III directors. Please refer to “Directors and Corporate Governance” section above for the nominees’ biographies.

The Company’s Bylaws provide for a majority voting standard in uncontested elections of directors. As such, in an election where the number of nominees for director does not exceed the number of directors to be elected, a nominee for director will be elected to the Board of Directors if the number of shares voted for the nominee exceeds the number of shares voted against the nominee. The required quorum for a meeting of the Company’s stockholders is a majority of the outstanding shares of common stock entitled to vote at the meeting. The majority voting standard would not apply, however, if the number of nominees for director exceeds the number of directors to be elected. In that case, the nominees receiving the highest number of affirmative votes of the shares entitled to vote at the meeting would be elected.

The majority voting standard will apply to the election taking place at the meeting. Consequently, in order to be elected, a nominee must receive more “for” votes than “against” votes. Proxies may not be voted for more than the three nominees, and stockholders may not cumulate votes in the election of directors. In the event any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for the nominee, if any, who may be designated by the Board of Directors to fill the vacancy.

Shares represented by the accompanying proxy will be voted for the election of the nominees recommended by the Board of Directors unless the proxy is marked in such a manner so as to withhold authority to vote. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unable to serve.

Vote Required

A majority of the votes cast is required to elect each of the director nominees. This means that to be elected a nominee must receive more “for” votes than “against” votes.

Recommendation of the Board

The Board recommends that stockholders vote FOR the election of Gary S. Guthart, Ph.D., Mark J. Rubash, and Lonnie M. Smith.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE INTUITIVE SURGICAL, INC. 2010 INCENTIVE AWARD PLAN

General

We are asking you to approve the amendment and restatement to Intuitive Surgical, Inc. 2010 Incentive Award Plan, or the 2010 Plan, to increase the number of shares of common stock reserved for issuance under said plan by 1,200,000 from 2,450,000, thereby increasing the total number of shares reserved for issuance to 3,650,000. Our Board of Directors has unanimously adopted, subject to stockholder approval, the amendment and restatement to the 2010 Plan for employees and other service providers of the Company and its subsidiaries. Per the requirements set forth in the 2010 Plan, the amendment and restatement will become effective if approved by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Introduction

We designed the 2010 Plan with the intent to conform to best practices in equity compensation plans. The 2010 Plan was initially approved by shareholders on April 21, 2010 and reserved a total of 2,450,000 shares thereunder, and replaced our previously expiring 2000 Equity Incentive Plan. The 2010 Plan adopted many features designed to address stockholders concerns related to equity incentive plans such as prohibiting repricing, eliminating “evergreen” share replenishment features, granting only non-discounted options, and disallowing transfer of options to third parties.

To continue to align the long-term interests of our employees with those of our stockholders, and attract and retain the highest quality of talent in a highly competitive labor market, we will need to amend and restate the 2010 Plan to increase the number of shares of common stock reserved for issuance pursuant to stock option awards by 1,200,000 shares. Our request is approximately 3.0% of the total shares of common stock outstanding as of the record date. Stock option compensation continues to serve as a key component of our Company’s success. The Compensation Committee and the Board of Directors have approved and are asking you to approve the amendment and restatement to the 2010 Plan. Non-approval of the 2010 Plan amendment and restatement may compel the Company to increase the cash component of employee compensation because the Company would need to replace components of compensation previously delivered in equity awards. Replacing equity compensation with cash may lead to a greater cash compensation expense and a decrease in cash flow.

The Company believes that long-term equity awards in the form of stock options are an extremely important way to attract and retain a talented executive team and align the executives’ interests with the Company’s stockholders. Over the past five years, the Company’s investment in the expansion of robotic surgery, including development of da Vinci Surgical Systems, development of surgical instruments and accessories, regulatory approval and compliance, expanding surgical applications, training surgeons and surgical teams and otherwise expanding the market for our products; has resulted in exceptional growth in the Company’s revenue and earnings. Over the seven-year period from 2005 through 2011, the Company’s annual revenue grew from $227 million to $1.8 billion; net income grew from $94 million to $495 million, while the Company’s cash and investments grew from $132 million at December 31, 2004 to $2.2 billion at December 31, 2011. From March 2009 through December 31, 2011, the Company has also repurchased 3.1 million shares of its outstanding common stock. The Company’s success has also resulted in a significant increase in stockholder value as the Company’s market capitalization grew from $1.4 billion at December 31, 2004 to $18.2 billion at December 31, 2011, an increase of approximately 1,200%.

The Board believes the Company’s success is due to its highly talented employee base and that future success depends on the ability to attract and retain high-caliber employees. The Company’s engineering operations are primarily located in Silicon Valley, where it must compete with many technology companies, including high profile start-ups, for a limited pool of talented people. We also compete with other large medical device companies for a limited pool of exceptional sales and service personnel globally. The ability to grant equity awards is a necessary and powerful recruiting and retention tool for the Company to obtain the high-quality employees it needs.

The 2009 Employment Commencement Incentive Plan and the 2010 Plan are the only active employee equity plans (other than our Employee Stock Purchase Plan). As of January 31, 2012, the Compensation Committee anticipates that the 1,200,000 shares requested under the 2010 Plan amendment and restatement, plus 1,404,968 shares currently available for issuance under said plan prior to the amendment and restatement, and the remaining 128,770 (includes 100,000 shares approved by the Board of Directors on February 2, 2012) shares authorized under the 2009 Employment Commencement Incentive Plan (together the “Option Plans”) will enable the Company to fund its equity compensation program through the date of our 2013 Annual Meeting, accommodating anticipated grants relating to the hiring, retention and promotion of employees.

The Compensation Committee (which administers our equity plans) recognizes its responsibility to strike a balance between stockholder concerns regarding the potential dilutive effect of equity awards and the ability to attract, retain and reward employees whose contributions are critical to the long-term success of the Company. Key considerations in requesting stockholder approval for the 2010 Plan amendment are:

•

The Company stresses a team approach and environment, believes that all employees should be driving a common set of goals and believes that our employees’ interests should be aligned with the interests of our stockholders. Accordingly, all U.S. employees and nearly all non-U.S. employees are granted stock options.

•	The Compensation Committee intends to limit the average number of stock options granted under the Option Plans plus the Directors’ Option Plan to a burn rate of no more than 3% (see below).

Burn Rate and Overhang

In administering our equity program, we consider both our “burn rate” and our “overhang.” We define “burn rate” as the number of equity awards granted in the year, net of cancellations, divided by the sum of the undiluted weighted average shares of our common stock outstanding during the year plus the number of options that have been issued and are outstanding. The “burn rate” measures the potential dilutive effect of our annual equity grants. The total number of options granted in 2011 was 1,395,048 and the number of options cancelled was 219,888. As of December 31, 2011 the weighted average number of shares outstanding was 39,171,634, and the total number of granted options outstanding was 4,659,494. For fiscal 2011, our burn rate was 2.68% compared to 2.7% for fiscal 2010. Our three-year average burn rate from fiscal 2009 through fiscal 2011 was 2.93%.

We define “overhang” as the equity awards outstanding but not exercised, plus equity awards available to be granted (the “available equity award shares”), divided by the total shares of common stock outstanding plus the available equity award shares. The “overhang” measures the potential dilutive effect of outstanding equity awards and future awards available for grant.

The following table shows the details of equity awards available for grant as of January 31, 2012 and as of December 31, 2011 and assumes stockholders amend and restate the 2010 Plan:

	January 31, 2012		December 31, 2011
2010 Incentive Award Plan	1,404,968		1,406,412
Proposed shares under 2010 Incentive Award Plan amendment	1,200,000		—
2009 Employment Commencement Incentive Plan	128,770	(1)	47,195
2000 Non-employee Directors’ Stock Option Plan	99,372		99,372

Total estimated shares available to grant	2,833,110		1,552,979
Options outstanding	4,628,895		4,659,494

Total overhang	7,462,005		6,212,473

Weighted average shares outstanding	39,356,430		39,171,634
Total overhang percentage	18.96%		15.86%

(1)	Includes 100,000 shares that were approved by the Board of Directors on February 2, 2012.

We believe that our burn rate and equity overhang are reasonable in relation to companies in our industry and reflect a judicious use of equity for compensation purposes. We also encourage our employees to hold their options for an extended period of time and view performance for the long-term.

	Options Outstanding				Options Exercisable
Range of Exercise Prices	Number of Shares	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price Per Share	Aggregate Intrinsic Value (1)	Number of Shares	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price Per Share	Aggregate Intrinsic Value (1)
$0.00 – $47.86	181,421	2.51	$34.89		181,421		$34.89
$48.66 – $112.66	1,175,516	6.08	107.51		862,047		107.85
$114.62 – $303.00	454,235	7.03	231.13		270,861		222.02
$303.27 – $334.30	1,531,953	7.36	321.93		897,392		315.52
$341.19 – $456.38	1,285,770	9.05	351.42		243,041		345.04

TOTAL	4,628,895	7.28	$255.51	$946,143,528	2,454,762	6.27	$214.46	$602,533,716

(1)	The aggregate intrinsic value represents the total pre-tax intrinsic value, based on the Company’s closing stock price of $459.91 as of January 31, 2012, which would have been received by the option holders had all option holders exercised their options as of that date.

As of January 31, 2012, there were approximately 4,628,895 stock option awards that remained outstanding and unexercised. The outstanding stock options had a weighted average exercise price of $255.51 and a weighted average remaining life of 7.28 years. The options generally vest over four years. As illustrated in the table below, as of January 31, 2012 of the 4,628,895 outstanding stock options, 424,538 had been outstanding for more than six years, and all of these have been continuously in the money, with a weighted average exercise price of $73.81 and a weighted average remaining term of 3.67 years. Stock options outstanding for less than six years totaled 4,204,357, with a weighted average exercise price of $273.86 and a weighted average remaining term of 7.65 years.

	Options Outstanding As of January 31, 2012
	Options	Weighted Average Exercise Price	Weighted Average Remaining Term
Vested options in the money and outstanding in excess of six years	424,538	$73.81	3.67
Options outstanding six years or less	4,204,357	$273.86	7.65

A summary of the principal provisions of the 2010 Plan is set forth below. The summary is qualified by reference to the full text of the 2010 Plan.

General

•	The 2010 Plan has a ten-year term.

•	The 2010 Plan provides for the grant of stock options, both incentive stock options and nonqualified stock options, and stock appreciation rights to eligible individuals.

•	2,450,000 shares of common stock were previously authorized for issuance pursuant to awards under the 2010 Plan and we are proposing to increase the number of shares by 1,200,000.

•

Assuming that Proposal No. 2 is approved, the number of shares of common stock requested as an amendment and restatement to our 2010 Plan represent approximately 3.1% of the total outstanding shares of common stock as of December 31, 2011.

•	As of February 27, 2012, the closing price of our common stock on the NASDAQ Global Select Market was $514.23 per share.

Administration

The 2010 Plan is administered by the Compensation Committee of our Board of Directors. The Compensation Committee may delegate to a committee of one or more members of our Board of Directors or one or more of our officers the authority to grant or amend awards to participants other than our senior executives who are subject to Section 16 of the Exchange Act or employees who are “covered employees” within the meaning of Section 162(m) of the Internal Revenue Code. Unless otherwise determined by the Board of Directors, the Compensation Committee will consist solely of two or more members of the Board of Directors, each of whom is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, a Non-Employee Director, and an “independent director” under the rules of the NASDAQ Stock Market (or other principal securities market on which shares of our common stock are traded).

The Compensation Committee will have the exclusive authority to administer the 2010 Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, as well as the authority to delegate such administrative responsibilities. However, the full Board of Directors will conduct the general administration of the 2010 Plan with respect to any awards to non-employee members of the Board of Directors.

Eligibility

Persons eligible to participate in the 2010 Plan include our seven non-employee members of the Board of Directors, approximately 1,970 employees of the Company and its subsidiaries and affiliates (including our executive officers), and consultants to the Company and its subsidiaries, as determined by the Compensation Committee.

Limitation on Awards and Shares Available

The aggregate number of shares of common stock which may be issued or transferred pursuant to the 2010 Plan is 2,450,000 shares of common stock. If the 2010 Plan amendment and restatement is approved by the stockholders, such aggregate number of shares will be 3,650,000. The shares of common stock covered by the 2010 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market.

To the extent that an award terminates, expires, or lapses for any reason, or an award is settled in cash without delivery of shares to the participant, then any shares subject to the award may be used again for new grants under the 2010 Plan. However, shares which are (i) tendered by the holder or withheld by us in satisfaction of tax withholding obligations, (ii) subject to a stock appreciation right that are not issued in connection with a stock settlement of such right, or (iii) purchased on the open market with the cash proceeds from an option exercise, will not be available for grant under the 2010 Plan. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of our subsidiaries or affiliates will not be counted against shares available for issuance under the 2010 Plan.

The maximum number of shares of common stock that may be subject to one or more awards granted to any one participant pursuant to the 2010 Plan during any calendar year is 1,000,000.

Awards

The 2010 Plan provides for the grant of incentive stock options, nonqualified stock options and stock appreciation rights. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2010 Plan. See the “2011 Summary Compensation Table” and “Grants of Plan-Based Awards Table” in this Proxy Statement, for information on prior awards to our named executive officers identified in those tables.

Stock options, including incentive stock options, as defined under Section 422 of the Internal Revenue Code, and nonqualified stock options may be granted pursuant to the 2010 Plan. The option exercise price of all stock options granted pursuant to the 2010 Plan will not be less than 100% of the fair market value of the common stock on the date of grant. Stock options may be exercised as determined by the Compensation Committee, but in no event may a stock option have a term extending beyond ten years after the date of grant. Incentive stock options granted to any person who owns, as of the date of grant, stock possessing more than ten percent of the total combined voting power of all classes of Company stock, however, shall have an exercise price that is not less than 110% of the fair market value of the common stock on the date of grant and may not have a term extending beyond the fifth anniversary of the date of grant. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Internal Revenue Code provides.

The Compensation Committee will determine the methods by which payments by any award holder with respect to any awards may be paid, the form of payment, including, without limitation: (1) cash or check or (2) other property acceptable to the Compensation Committee (including through the delivery of a notice that the award holder has placed a market sell order with a broker with respect to shares of common stock then issuable upon exercise or vesting of an award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to us upon settlement of such sale). However, no participant who is a member of the Board of Directors or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to pay the exercise price of an option in any method which would violate the prohibitions on loans made or arranged by us as set forth in Section 13(k) of the Exchange Act.

Stock appreciation rights may also be granted under the 2010 Plan. Stock appreciation rights, or SARs, typically will provide for payments to the holder based upon increases in the price of our common stock over the exercise price per share, which will be no less than 100% of the fair market value of our common stock on the date of grant. SARs may be exercised as determined by the Compensation Committee, but in no event may an SAR have a term extending beyond ten years after the date of grant. Upon exercise of an SAR, payment may be made in cash or check or other property acceptable to the Compensation Committee.

No Repricing

In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) would any adjustment be made to a stock option or a SAR award under the 2010 Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per-share exercise or base price of the award.

Transferability

Generally, awards granted under the 2010 Plan will not be transferable by a participant other than by will or the laws of descent and distribution or, subject to the consent of the Compensation Committee, pursuant to a domestic relations order. Generally, stock options and SARs will be exercisable during a participant’s lifetime only by him or her, unless it has been disposed of pursuant to a domestic relations order; after the death of a participant, any exercisable portion of an option or SAR may be exercised by his personal representative or by any person empowered to do so under the deceased participant’s will or under the then applicable laws of descent and distribution. However, the Compensation Committee has the authority to permit a participant to transfer an award other than an incentive stock option to a permitted transferee, subject to the terms and conditions in the 2010 Plan. In no event may an award be transferable for consideration absent stockholder approval.

Adjustment Provisions

Certain transactions with our stockholders not involving our receipt of consideration, such as a stock split, spin-off, stock dividend or certain recapitalizations may affect the share price of our common stock (which transactions are referred to collectively as “equity restructurings”). In the event that an equity restructuring occurs, our Board of Directors will equitably adjust the class of shares issuable and the maximum number of shares of our stock subject to the 2010 Plan, and will equitably adjust outstanding awards as to the class, number of shares and price per share of our stock. Other types of transactions may also affect our common stock, such as a dividend or other distribution, reorganization, merger, or other changes in corporate structure. In the event that there is such a transaction, which is not an equity restructuring, and our Board of Directors determines that an adjustment to the plan and any outstanding awards would be appropriate to prevent any dilution or enlargement of benefits under the 2010 Plan, our Board of Directors will equitably adjust the 2010 Plan as to the class of shares issuable and the maximum number of shares of our stock subject to the 2010 Plan, as well as the maximum number of shares that may be issued to an employee during any calendar year, and will adjust any outstanding awards as to the class, number of shares, and price per share of our stock in such manner as it may deem equitable.

Effect of Certain Corporate Transactions

For purposes of the 2010 Plan, a “change in control” generally means certain transactions in which a person acquires 50% or more of our total voting power; certain changes in the composition of our Board of Directors over a two-year period; a merger or consolidation, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent at least 50% of the total voting power represented by our voting securities or such surviving entity’s voting securities outstanding immediately after such merger or consolidation (or the voting securities of the parent of the entity which survives such merger or consolidation); a sale or disposition of all or substantially all of our assets, other than a sale or disposition of all or substantially all of our assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of us immediately prior to such sale; or approval by our stockholders of a plan of complete liquidation. The Board, in its sole discretion, may adopt a change in control program to determine the vesting schedule, exercisability and other terms of outstanding awards on or after a change in control.

Amendment and Termination

The Compensation Committee, subject to approval of our Board of Directors, may terminate, amend, or modify the 2010 Plan at any time; however, stockholder approval will be obtained for any amendment to increase the number of shares available under the 2010 Plan. In addition, absent stockholder approval, no option or SAR may be amended to reduce the per share exercise price of the shares subject to such option or SAR below the per share exercise price as of the date the option or SAR was granted and, except to the extent permitted by the 2010 Plan in connection with certain changes in capital structure, no option or SAR or cash may be granted in exchange for, or in connection with, the cancellation or surrender of an option or SAR having a higher per share exercise price.

In no event may an award be granted pursuant to the 2010 Plan on or after the tenth anniversary of the date the Board of Directors approved the 2010 Plan.

Federal Income Tax Consequences

The following is a general summary under current U.S. law of the material federal income tax consequences with respect to the 2010 Plan. This summary deals with the general U.S. tax principles that apply and is provided only for general information. Some kinds of taxes, such as foreign, state and local income taxes, as well as gift and estate tax considerations, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality, and the summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances.

With respect to nonqualified stock options, we are generally entitled to deduct, and the optionee recognizes taxable income in an amount equal to, the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Internal Revenue Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

Stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options.

Section 162(m) of the Internal Revenue Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards under the 2010 Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to options or SARs will generally qualify as performance-based compensation if (1) the award is granted by a compensation committee composed solely of two or more “outside directors,” (2) the plan contains a per-employee limitation on the number of awards which may be granted during a specified period, (3) the plan is approved by the stockholders, and (4) under the terms of the award, the amount of compensation an employee could receive is based solely on an increase in the value of the stock after the date of the grant (which requires that the exercise price of the option is not less than the fair market value of the stock on the date of grant).

The 2010 Plan is designed to meet the requirements of Section 162(m) for grants of options and SARs. There can be no assurance that compensation attributable to options and SARs granted under the 2010 Plan will be treated as qualified performance-based compensation under Section 162(m) and thus be deductible to us.

New Plan Benefits

As of January 31, 2012, 990,517 shares subject to options awards had been granted pursuant to the 2010 Plan. Awards, if any, to be granted to officers, employees and consultants are determined from time to time by the Compensation Committee and are not presently determinable.

As of January 31, 2012, the amount of options received at any time under the 2010 Plan to date by Dr. Guthart, and Messrs. McNamara, Mohr, Meltzer and Castello was 31,875, 25,000, 16,000, 16,000 and 16,000, respectively; by all current executive officers as a group was 155,875; by all current directors who were not executive officers as a group was 0; by each of Dr. Guthart, Mr. Rubash, and Mr. Smith was 31,875, 0 and 5,000, respectively; by each associate of any of such directors, executive officers or nominees was 0; by each other person who received or was to receive 5 percent of such options or rights was 0; by all employees who were not executive officers as a group was 947,110.

Beginning in 2012, options will be granted bi-annually on February 15th and August 15th. On February 15, 2012, the amount of options received under the 2010 Plan by Dr. Guthart, and Messrs. McNamara, Mohr, Meltzer and Castello was 14,000, 11,250, 7,000, 7,000 and 6,500, respectively; by all current executive officers as a group was 68,750; by all current directors who were not executive officers as a group was 0; by each of Dr. Guthart, Mr. Rubash, and Mr. Smith was 14,000, 0 and 2,500, respectively; by each associate of any of such directors, executive officers or nominees was 0; by each other person who received 5 percent of such options or rights was 0; by all employees who were not executive officers, as a group was 521,095. The number of options to be granted on August 15th, 2012 will be determined at a future date.

Vote Required

Approval of the 2010 Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Recommendation of the Board

The Board recommends that stockholders vote for the amendment and restatement of the 2010 Incentive Award Plan to increase the number of shares of common stock reserved for the issuance pursuant to stock option awards under the 2010 Incentive Award Plan from 2,450,000 to 3,650,000.

PROPOSAL NO. 3

ADVISORY APPROVAL OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

The Company’s goal for its executive compensation program is to attract and retain a talented, entrepreneurial and creative team of executives who will provide leadership for the Company’s success in driving da Vinci Surgery to the broadest number of patients. The Company accomplishes this goal in a manner consistent with its strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. The Company believes the compensation program for the named executive officers is strongly aligned with the long-term interests of its stockholders and was instrumental in helping the Company achieve strong financial performance in 2011.

At the Company’s annual meeting of stockholders last year, our stockholders approved the compensation of our named executive officers, with over an 80% approval rate. As a result, the Compensation Committee continued to apply the same effective principles and philosophy it has used in previous years in determining executive compensation and will continue to consider stockholder concerns and feedback in the future. The Compensation Committee is continuously working to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation and will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the named executive officers.

Stockholders are urged to read the Executive Compensation section of this Proxy Statement, including the Compensation Discussion and Analysis (“CD&A”) section which discusses the Company’s compensation policies and procedures, and the 2011 compensation for the Company’s named executive officers. The Compensation Committee and the Board believe that the Company’s compensation policies and procedures are effective in achieving the Company’s goals and are consistent with stockholder interests.

The Company has determined to hold a separate stockholder vote on the compensation of our named executive officers every year; and, therefore, as a matter of good corporate governance and in accordance with Section 14A of the Exchange Act, we are including in this Proxy Statement a separate stockholder vote on the approval of executive compensation, which vote is non-binding. Accordingly, we are asking you to approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Executive Compensation section of this Proxy Statement, including the CD&A and the related compensation tables and other narrative executive compensation disclosure contained therein.

The following resolution will be submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders of Intuitive Surgical approve, on an advisory basis, the compensation of Intuitive Surgical’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion of this Proxy Statement.”

Although the advisory vote is non-binding, the Compensation Committee and the Board will review the results of the vote. The Compensation Committee will consider our stockholders’ concerns to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement and take them into account in future determinations concerning our executive compensation program. Unless the Compensation Committee or the Board modifies the Company’s determination in the frequency of future advisory stockholder votes on the compensation of named executive officers, the next advisory board vote will be held at the 2013 annual meeting of stockholders.

The Board therefore recommends that you indicate your support for the Company’s compensation policies and procedures for its named executive officers, as outlined above.

Recommendation of the Board

The Board recommends that stockholders vote, on an advisory basis, FOR the approval of the named executive officers’ compensation described in the CD&A, the compensation tables and the narrative discussion of this Proxy Statement.

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASSIFIED STRUCTURE OF THE BOARD AND TO PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS

Our Certificate of Incorporation and Bylaws currently provide that the Board is to be divided into three classes of directors, with each class elected every three years. The Board has approved, and recommends to our stockholders for approval, an amendment to the Certificate of Incorporation to eliminate the classified structure of the Board and to provide for the annual election of directors beginning with the 2013 Annual Meeting of Stockholders. As described below, the elimination of the classified structure will be phased in over a three-year period beginning with the 2013 Annual Meeting of Stockholders. The phase-in of declassification over the next three years is consistent with the Certificate of Incorporation and Bylaws, which provide that each director shall serve until such director’s successor is duly elected and qualified or until such directors’ death, resignation or removal, and Delaware law, which generally provides that directors on a classified board may be removed by stockholders only for cause.

If approved by our stockholders, this proposal will become effective upon the filing of the Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, which the Company intends to file promptly after the required stockholder approval is obtained. Following the filing and effectiveness of the Certificate of Amendment, the Class III members of the Board elected at the Annual Meeting will serve their three-year terms expiring at the 2015 Annual Meeting of Stockholders, the Class II members of the Board elected at the 2011 Annual Meeting of Stockholders will serve the remainder of their three-year terms expiring at the 2014 Annual Meeting of Stockholders and the Class I members of the Board elected at the 2010 Annual Meeting of Stockholders will serve the remainder of their three-year terms expiring at the 2013 Annual Meeting of Stockholders. Beginning with the 2013 Annual Meeting of Stockholders, directors will be elected to one-year terms, provided that the implementation of this proposal will not prevent any director elected prior to the 2013 Annual Meeting of Stockholders from completing the term for which such director was elected. As described above, all directors currently in office will serve the remainder of the terms to which they were elected, and any individual appointed to fill any vacancy will have the same remaining term as that of his or her predecessor.

Background

In its continuing review of corporate governance matters, the Board, and the Governance and Nominating Committee of the Board, considered the benefits and disadvantages of maintaining the classified structure of the Board as well as the view of some stockholders who believe that the annual election of directors enhances the accountability of directors to stockholders. On the recommendation of the Governance and Nominating Committee and after consideration of the facts and data presented, the Board, subject to the approval of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all outstanding shares of voting stock, approved the proposed amendment to the Certificate of Incorporation, and now recommends that you approve it.

The proposed amendment to the Certificate of Incorporation and corresponding amendments to the Bylaws are described below.

Proposed Amendment to the Certificate of Incorporation

The amendment to the Certificate of Incorporation approved by the Board, and recommended for stockholder approval, proposes to: (i) eliminate the division of the Board into three classes, (ii) provide that, subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, commencing with the 2013 Annual Meeting of Stockholders, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting, (iii) remove language regarding cumulative voting under California law as no longer applicable to the Company, and (iv) effect certain other changes, all as more specifically set forth in the Certificate of Amendment. The Certificate of Amendment, including the amendments described in this proposal, is attached to this Proxy Statement as Exhibit A. To illustrate the proposed amendments to the Certificate of Incorporation, the language that is struck through on Exhibit A is proposed to be deleted from the Certificate of Incorporation by the Certificate of Amendment.

Corresponding Amendments to the Bylaws

In connection with the proposal to declassify the Board, subject to stockholder approval of the Certificate of Amendment, the Board has also adopted amendments to the Bylaws to: (i) eliminate the division of the Board into three classes, (ii) provide that, subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, commencing with the 2013 Annual Meeting of Stockholders, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting, (iii) remove language regarding the removal of directors only for cause and provide that any director may be removed from office as provided in Section 141(k) of the Delaware General Corporation Law, and (iv) effect certain other changes, all as more specifically set forth in the Amended and Restated Bylaws. The Amended and Restated Bylaws, including the amendments described in this proposal, are attached to this Proxy Statement as Exhibit B. To illustrate the amendments to the Bylaws, the language that is struck through on Exhibit B will be deleted from the Bylaws and language that is underlined on Exhibit B will be added to the Bylaws by the Amended and Restated Bylaws.

The effectiveness of the Amended and Restated Bylaws is subject to the approval by the stockholders of this Proposal No. 4 and the filing and effectiveness of the Certificate of Amendment with the Secretary of State of the State of Delaware. The stockholders are not being asked to vote on the Amended and Restated Bylaws.

Vote Required

Approval of Proposal No. 4 requires the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the outstanding shares of voting stock.

Recommendation of the Board

The Board recommends a vote FOR the approval of the amendment to the Certificate of Incorporation to eliminate the classified structure of the Board and to provide for the annual election of directors.

PROPOSAL NO. 5

THE RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent registered public accounting firm and its auditors for the year ended December 31, 2011 were Ernst & Young LLP (“EY”). At the Annual Meeting, the stockholders are being asked to ratify the appointment of EY as the Company’s independent registered public accounting firm for 2012. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders. Representatives of EY are expected to be present at the Annual Meeting and to respond to appropriate questions.

Vote Required

Approval of Proposal No. 5 requires the affirmative vote of a majority of the shares present or represented by proxy and voting at the Annual Meeting and entitled to vote on the proposal.

Recommendation of the Board

The Board recommends a vote FOR the ratification of the appointment of independent registered public accounting firm.

OTHER INFORMATION

Other Matters at the Annual Meeting

We do not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, it is intended that the proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

Security Holder Communication with Board Members

Any holder of our securities may contact the Board of Directors or a specified individual director by writing to the attention of the Board of Directors or a specified individual director and sending such communication to our investor relations department at our executive offices as identified in this Proxy Statement. Each communication from a security holder should include the following information in order to permit security holder status to be confirmed and to provide an address to forward a response if deemed appropriate:

•	the name, mailing address and telephone number of the security holder sending the communication;

•	the number and type of our securities owned by such security holder; and

•	if the security holder is not a record owner of our securities, the name of the record owner of our securities beneficially owned by the security holder.

Our investor relations department will forward all appropriate communications to the Board of Directors or individual members of the Board of Directors as specified in the communication. Our investor relations department may (but is not required to) review all correspondence addressed to the Board of Directors, or any individual member of the Board of Directors, for any inappropriate correspondence more suitably directed to management. Communications may be deemed inappropriate for this purpose if it is reasonably apparent from the face of the correspondence that it relates principally to a customer dispute involving the purchase of goods or services from our Company or any of our operating units. Our policies regarding the handling of security holder communications were approved by a majority of our independent directors.

Exhibit A

CERTIFICATE OF AMENDMENT TO

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

INTUITIVE SURGICAL, INC.

a Delaware Corporation

Pursuant to § 242 of the General Corporation Law

of the State of Delaware

It is hereby certified that the following amendment to the Amended and Restated Certificate of Incorporation of the corporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware:

Section B of Article V of Exhibit A of the Amended and Restated Certificate of Incorporation is hereby amended to read in its entirety as follows:

“B. Board of Directors.

1. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, commencing with the 2013 annual meeting of stockholders, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors elected at the 2010 annual meeting of stockholders shall hold office until the 2013 annual meeting of stockholders, directors elected at the 2011 annual meeting of stockholders shall hold office until the 2014 annual meeting of stockholders, and directors elected at the 2012 annual meeting of stockholders shall hold office until the 2015 annual meeting of stockholders. ~~the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the closing of the initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock to the public (the “Initial Public Offering”), the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the Initial Public Offering, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the Initial Public Offering, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. During such time or times that the corporation is subject to Section 2115(b) of the California General Corporation Law (“CGCL”), this Section B.1. of this Article V shall become effective and be applicable only when the corporation is a “listed” corporation within the meaning of Section 301.5 of the CGCL.~~

~~2. In the event that the corporation is subject to Section 2115(b) of the CGCL AND is not a “listed” corporation or ceases to be a “listed” corporation under Section 301.5 of the CGCL, Section B.1. of this Article V shall not apply and all directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting.~~

~~3. No person entitled to vote at an election for directors may cumulate votes to which such person is entitled, unless, at the time of such election, the corporation is subject to Section 2115(b) of the CGCL AND is not a “listed” corporation or ceases to be a “listed” corporation under Section 301.5 of the CGCL. During this time, every stockholder entitled to vote at an election for directors may cumulate such stockholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by~~

A-1

~~the number of votes to which such stockholder’s shares are otherwise entitled, or distribute the stockholder’s votes on the same principle among as many candidates as such stockholder thinks fit. No stockholder, however, shall be entitled to so cumulate such stockholder’s votes unless (i) the names of such candidate or candidates have been placed in nomination prior to the voting and (ii) the stockholder has given notice at the meeting, prior to the voting, of such stockholder’s intention to cumulate such stockholder’s votes. If any stockholder has given proper notice to cumulate votes, all stockholders may cumulate their votes for any candidates who have been properly placed in nomination. Under cumulative voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.~~

Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.”

IN WITNESS WHEREOF, this Certificate is hereby executed by the undersigned on                     , 2012.

INTUITIVE SURGICAL, INC.

By:
Gary S. Guthart, Ph.D.
President and Chief Executive Officer

A-2

Exhibit B

AMENDED AND RESTATED BYLAWS

OF

INTUITIVE SURGICAL, INC.

(A DELAWARE CORPORATION)

B- i

B- ii

AMENDED AND RESTATED BYLAWS

OF

INTUITIVE SURGICAL, INC.

(A DELAWARE CORPORATION)

ARTICLE I

OFFICES

Section 1. Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

Section 2. Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

CORPORATE SEAL

Section 3. Corporate Seal. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, “Corporate Seal-Delaware.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III

STOCKHOLDERS’ MEETINGS

Section 4. Place Of Meetings. Meetings of the stockholders of the corporation shall be held at such place (if any), either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 2 hereof; provided, however, that the board of directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Delaware General Corporation Law (“DGCL”).

Section 5. Annual Meetings.

(a) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. For nominations or other business to be properly brought before an annual meeting by a stockholder, (i) such other business must be a proper matter for stockholder action under the DGCL; (ii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the corporation with a Solicitation Notice (as defined in these Sections 5(b)(2)(ii) and 5(c)(2)(ii)), such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the corporation’s voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice, and (iii) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 5.

(b) Notice of Business to be Brought Before a Meeting. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) brought before the meeting by the corporation and specified in the notice of meeting given by or at the direction of the Board of Directors, (ii) brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder who (A) was a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the corporation) both at the time of giving the notice provided for in this Section 5 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 5 as to such business. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), and included in the notice of meeting given by or at the direction of the Board of Directors, the foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. Stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders, and the only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 6. Stockholders seeking to nominate persons for election to the Board must comply with Section 5(c) and this Section 5(b) shall not be applicable to nominations except as expressly provided in Section 5(c).

(1) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 5(b). To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public announcement of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). In no event shall any adjournment of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(2) To be in proper form for purposes of this Section 5(b), a stockholder’s notice to the Secretary shall set forth:

(i) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the corporation’s books and records); and (B) the class or series and number of shares of the corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Persons, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Stockholder Information”);

(ii) As to each Proposing Person, whether such Proposing Person intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal (an affirmative statement of such intent, a “Solicitation Notice”);

(iii) As to each Proposing Person, (A) any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of the corporation, including due to the fact that the value of such derivative, swap or other transactions are determined by reference to the price, value or volatility of any shares of any class or series of the corporation, or which derivative, swap or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of the corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether (x) the derivative, swap or other transactions convey any voting rights in such shares to such Proposing Person, (y) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such shares or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions, (B) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of the corporation, (C) any agreement, arrangement, understanding or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of the corporation, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the corporation (“Short Interests”), (D) any performance related fees (other than an asset based fee) that such Proposing Person is entitled to based on any increase or decrease in the price or value of shares of any class or series of the corporation, or any Synthetic Equity Interests or Short Interests, if any, and (E) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (E) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner; and

(iv) As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder of the shares of any class or series of the corporation (including their names) in connection with the proposal of such business by such stockholder.

For purposes of this Section 5(b), the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made and (iii) any affiliate or associate (each within the meaning of Rule 12b-2 under the Exchange Act for purposes of these Bylaws) of such stockholder or beneficial owner.

(3) A stockholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 5(b) shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(4) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with this Section 5(b). The presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 5(b), and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(5) This Section 5(b) is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made pursuant to Rule 14a-8 under the Exchange Act. In addition to the requirements of this Section 5(b) with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 5(b) shall be deemed to affect the rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(6) For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(c) Notice of Nominations for Election to the Board of Directors. Nominations of any person for election to the Board of Directors at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board of Directors, including by any committee or persons appointed by the Board of Directors, or (ii) by a stockholder who (A) was a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the corporation) both at the time of giving the notice provided for in this Section 5(c) and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 5(c) as to such nomination. The foregoing clause (ii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting or special meeting.

(1) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting, the stockholder must (i) provide Timely Notice (as defined in Section 5(b)) thereof in writing and in proper form to the Secretary of the corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 5(c). Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board of Directors at a special meeting, the stockholder must (i) provide timely notice thereof in writing and in proper form to the Secretary of the corporation at the principal executive offices of the corporation, and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 5(c). To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public announcement (as defined in Section 5(b)(6)) of the date of such special meeting was first made. In no event shall any adjournment of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(2) To be in proper form for purposes of this Section 5(c), a stockholder’s notice to the Secretary shall set forth:

(i) As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 5(b)(2)(i), except that for purposes of this Section 5(c) the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 5(b)(2)(i));

(ii) As to each Nominating Person, whether such Nominating Person intends to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”);

(iii) As to each Nominating Person, any Disclosable Interests (as defined in Section 5(b)(2)(iii), except that for purposes of this Section 5(c) the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 5(b)(2)(iii) and the disclosure in clause (E) of Section 5(b)(2)(iii) shall be made with respect to the election of directors at the meeting);

(iv) As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 5(c) if such proposed nominee were a Nominating Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act and Rule 14a-11 thereunder (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee, his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, and (D) a completed and signed questionnaire, representation and agreement as provided in Section 5(c)(5); and

(v) The Corporation may require any proposed nominee to furnish such other information (A) as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation in accordance with the corporation’s Corporate Governance Guidelines or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee.

For purposes of this Section 5(c), the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made and (iii) any affiliate or associate of such stockholder or beneficial owner.

(3) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 5(c) shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(4) Notwithstanding anything in these Bylaws to the contrary, no person shall be eligible for election as a director of the corporation unless nominated in accordance with this Section 5(c). The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 5(c), and if he or she should so determine, he or she shall so declare such determination to the meeting and the defective nomination shall be disregarded.

(5) To be eligible to be a nominee for election as a director of the corporation, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of notice under this Section 5(c)) to the Secretary at the principal executive offices of the corporation a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the Secretary upon written request) and a written representation nominee (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation or (B) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the corporation, with such proposed nominee’s fiduciary duties under applicable law, (ii) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the corporation and (iii) in such proposed nominee’s individual capacity and on behalf of the stockholder (or the beneficial owner, if different) on whose behalf the nomination is made, would be in compliance, if elected as a director of the corporation, and will comply with applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the corporation and agreement (in form provided by the Secretary upon written request) that such proposed.

(6) In addition to the requirements of this Section 5(c) with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

(d) Notwithstanding anything in the first sentence of Section 5(c) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors of the corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the corporation at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 5(c) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

(e) Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation proxy statement pursuant to Rule 14a-8 under the 1934 Act.

Section 6. Special Meetings. Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption); such special meetings may not be called by any other person or persons. Business transacted at special meetings shall be confined to the purpose or purposes stated in the notice.

Section 7. Notice Of Meetings. Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place (if any), the means of remote communication (if any) by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, date and hour and purpose or purposes of the meeting. Notice of the time, place (if any), the means of remote communication (if any) and purpose of any meeting of stockholders may be waived in writing or by electronic transmission, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

Section 8. Quorum.

(a) At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Where a separate vote by a class or classes or series is required, except where otherwise provided by statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by statute or by the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of the votes cast by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

(b) Directors shall be elected in the following manner:

(1) Each director to be elected by the stockholders of the corporation shall be elected by the affirmative vote of a majority of the votes cast with respect to such director by the shares represented and entitled to vote therefor at a meeting of the stockholders for the election of directors at which a quorum is present (an “Election Meeting”); provided, however, that if, as of the tenth (10th) day preceding the date the corporation first mails or otherwise transmits its notice of meeting for such meeting to the stockholders of the corporation, the number of nominees exceeds the number of directors to be elected (a “Contested Election”), each of the directors to be elected at the Election Meeting shall be elected by the affirmative vote of a plurality of the votes cast by the shares represented and entitled to vote at such meeting with respect to the election of such director.

(2) For purposes of this Section 8(b), a “majority of the votes cast” means that the number of votes cast “for” a candidate for director exceeds the number of votes cast “against” that director (with “abstentions” and “broker non-votes” not counted as votes cast as either “for” or “against” such director’s election). In an election other than a Contested Election, stockholders will be given the choice to cast votes “for” or “against” the election of directors or to “abstain” from such vote and shall not have the ability to cast any other vote with respect to such election of directors. In a Contested Election, stockholders will be given the choice to cast “for” or “withhold” votes for the election of directors and shall not have the ability to cast any other vote with respect to such election of directors. In the event an Election Meeting involves the election of directors by separate votes by class or classes or series, the determination as to whether an election constitutes a Contested Election shall be made on a class by class or series by series basis, as applicable. The Board of Directors shall establish and maintain procedures under which any incumbent director who is not elected by a majority of votes cast shall be expected to offer to tender his or her resignation to the Board of Directors.

Section 9. Adjournment And Notice Of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place (if any), thereof, and the means of remote communication (if any) by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 10. Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3)  years from its date of creation unless the proxy provides for a longer period.

Section 11. Joint Owners Of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the DGCL, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

Section 12. List Of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present.

Section 13. Action By Stockholders.

(a) No action shall be taken by the stockholders of the corporation except at an annual or special meeting of the stockholders called in accordance with these Sections 5 and 6. No action shall be taken by the stockholders by written consent.

Section 14. Organization.

(a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

(b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

ARTICLE IV

DIRECTORS

Section 15. Number And Term Of Office. The authorized number of directors of the corporation shall be fixed in accordance with the Certificate of Incorporation. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section 16. Powers. The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

Section 17. ~~Classes~~ Term of Directors.

(a) Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, commencing with the 2013 annual meeting of stockholders, directors shall be shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors elected at the 2010 annual meeting of stockholders shall hold office until the 2013 annual meeting of stockholders, directors elected at the 2011 annual meeting of stockholders shall hold office until the 2014 annual meeting of stockholders, and directors elected at the 2012 annual meeting of stockholders shall hold office until the 2015 annual meeting of stockholders. ~~the directors shall be divided into three classes designated as Class I,~~

~~Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the closing of the Initial Public Offering, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the Initial Public Offering, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the Initial Public Offering, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.~~

(b) No person entitled to vote at an election for directors may cumulate votes to which such person is entitled.

Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 18. Vacancies.

(a) Unless otherwise provided in the Certificate of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Section 18 in the case of the death, removal or resignation of any director.

(b) If at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in offices as aforesaid, which election shall be governed by Section 211 of the DGCL.

Section 19. Resignation. Any director may resign at any time by delivering his resignation in writing or by electronic transmission to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.

Section 20. Removal.

(a) Any director may be removed from office as provided in Section 141(k) of the DGCL. ~~by the stockholders of the Corporation only for cause.~~ No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

Section 21. Meetings.

(a) Annual Meetings. The annual meeting of the Board of Directors shall be held immediately before or after the annual meeting of stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

(b) Regular Meetings. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Delaware which has been designated by the Board of Directors and publicized among all directors. No formal notice shall be required for regular meetings of the Board of Directors.

(c) Special Meetings. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the President or any two of the directors.

(d) Telephone Meetings. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(e) Notice of Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing or by electronic transmission at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

(f) Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 22. Quorum And Voting.

(a) Unless the Certificate of Incorporation requires a greater number and except with respect to indemnification questions arising under Section 43 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Certificate of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

Section 23. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section 24. Fees And Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

Section 25. Committees.

(a) Executive Committee. The Board of Directors may appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any bylaw of the corporation.

(b) Other Committees. The Board of Directors may, from time to time, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (l) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

(c) Term. Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member’s term on the Board of Directors. The Board of Directors, subject to any requirements of any outstanding series of preferred Stock and the provisions of subsections (a) or (b) of this Bylaw, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(d) Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing or by electronic transmission at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

Section 26. Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President (if a director), or if the President is absent, the most senior Vice President (if a director), or, in the absence of any such person, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, any Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

ARTICLE V

OFFICERS

Section 27. Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer and the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

Section 28. Tenure And Duties Of Officers.

(a) General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

(b) Duties of Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. If there is no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28.

(c) Duties of President. The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

(d) Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(e) Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(f) Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

Section 29. Delegation Of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 30. Resignations. Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective, Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

Section 31. Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

ARTICLE VI

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION

Section 32. Execution Of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 33. Voting Of Securities Owned By The Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

ARTICLE VII

SHARES OF STOCK

Section 34. Form And Execution Of Certificates. The shares of the corporation shall be represented by certificates, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of the corporation’s stock shall be represented by uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation represented by certificates shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares registered in certificate form owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

Section 35. Lost Certificates. A new certificate or certificates or uncertificated shares shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or uncertificated shares, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

Section 36. Transfers.

(a) Stock of the corporation shall be transferable in the manner prescribed by law and in these bylaws. Shares of stock of the corporation shall only be transferred on the books of the corporation by the holder of record thereof or by such holder’s attorney duly authorized in writing, and upon the surrender to the corporation of a properly endorsed certificate or certificates representing such shares (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization, and other matters as the corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid against the corporation for any purpose until it shall have been entered in the stock records of the corporation by an entry showing the names of the persons from and to whom it was transferred.

(b) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

Section 37. Fixing Record Dates.

(a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 38. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall, have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VIII

OTHER SECURITIES OF THE CORPORATION

Section 39. Execution Of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an

Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

ARTICLE IX

DIVIDENDS

Section 40. Declaration Of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and applicable law.

Section 41. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

FISCAL YEAR

Section 42. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

ARTICLE XI

INDEMNIFICATION

Section 43. Indemnification Of Directors, Executive Officers, Other Officers, Employees And Other Agents

(a) Directors And Executive Officers. The corporation shall indemnify its directors and executive officers (for the purposes of this Article XI, “executive officers” shall have the meaning defined in Rule 3b-7 promulgated under the 1934 Act) to the fullest extent not prohibited by the DGCL or any other applicable law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the DGCL or any other applicable law or (iv) such indemnification is required to be made under subsection (d).

(b) Other Officers, Employees and Other Agents. The corporation shall have power to indemnify its other officers, employees and other agents as set forth in the DGCL or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person to such officers or other persons as the Board of Directors shall determine.

(c) Expenses. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or executive officer of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Section 43 or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Section 43, no advance shall be made by the corporation to an executive officer of the corporation (except by reason of the fact that such executive officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

(d) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or executive officer. Any right to indemnification or advances granted by this Section 43 to a director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the DGCL or any other applicable law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such executive officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the DGCL or any other applicable law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

(e) Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Delaware General Corporation Law, or by any other applicable law.

(f) Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g) Insurance. To the fullest extent permitted by the DGCL or any other applicable law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Section 43.

(h) Amendments. Any repeal or modification of this Section 43 shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

(i) Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this Section 43 that shall not have been invalidated, or by any other applicable law. If this Section 43 shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the corporation shall indemnify each director and executive officer to the full extent under any other applicable law.

(j) Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

(1) The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(2) The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(3) The term the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 43 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(4) References to a “director,” “executive officer,” “officer,” “employee,” or “agent” of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(5) References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Section 43.

ARTICLE XII

NOTICES

Section 44. Notices.

(a) Notice To Stockholders. Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given: (i) if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the corporation’s records; or (ii) if electronically transmitted as provided in Section 45 of these bylaws. An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or any other agent of the corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(b) Notice To Directors. Any notice required to be given to any director may be: (i) delivered personally by hand, by courier or by telephone; (ii) sent by United States first-class mail, postage prepaid; (iii) sent by facsimile; or (iv) sent by electronic mail, directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the corporation’s records.

(c) Affidavit Of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

(d) Time Notices Deemed Given. All notices given by mail or by overnight delivery service, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by electronic transmission, facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

(e) Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

(f) Failure To Receive Notice. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

(g) Notice To Person With Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

(h) Notice To Person With Undeliverable Address. Whenever notice is required to be given, under any provision of law or the Certificate of Incorporation or Bylaws of the corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.

(i) Waiver of Notice. Unless otherwise stated herein, whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, a written waiver of notice, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully convened or called. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

Section 45. Notice By Electronic Transmission

(a) Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if:

(1) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

(2) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(b) Any notice given pursuant to this Section 45 (a) shall be deemed given:

(1) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(3) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(4) if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(c) An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

(d) Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

ARTICLE XIII

AMENDMENTS

Section 46. Amendments. Subject to paragraph (h) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the voting stock of the corporation entitled to vote. The Board of Directors shall also have the power to adopt, amend, or repeal Bylaws.

ARTICLE XIV

LOANS TO OFFICERS

Section 47. Loans To Officers. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

Exhibit C

AMENDED AND RESTATED

INTUITIVE SURGICAL, INC.

2010 INCENTIVE AWARD PLAN

(As Adopted by the Board of Directors on February 4, 2010)

(Amendment and Restatement Adopted by the Board of Directors on February 3, 2011)

(Approved by the Shareholders on April 21, 2011)

(Amendment and Restatement Adopted by the Board of Directors on February 2, 2012)

ARTICLE 1.

PURPOSE

The purpose of the Intuitive Surgical, Inc. 2010 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Intuitive Surgical, Inc. (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide an ability to motivate, attract and retain the services of members of the Board, Employees and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan, they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 9. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 9.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 “Affiliate” shall mean (a) Subsidiary; and (b) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (i) the Company or (ii) any Subsidiary.

2.3 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4 “Award” shall mean an Option or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

2.5 “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.6 “Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.3.

2.7 “Board” shall mean the Board of Directors of the Company.

2.8 “Change in Control” shall mean and includes each of the following:

(a) Any “person” (as such term is used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(b) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(c) There is consummated a merger or consolidation of the Company with or into any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or the parent of the entity which survives such merger or consolidation; or

(d) The stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least eighty percent (80%) of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.9 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.10 “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 9.1.

2.11 “Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

2.12 “Company” shall mean Intuitive Surgical, Inc., a Delaware corporation.

2.13 “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Affiliate that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.14 “Director” shall mean a member of the Board, as constituted from time to time.

2.15 “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.16 “Effective Date” shall mean the date the Plan is approved by the Board, subject to approval of the Plan by the Company’s stockholders.

2.17 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.

2.18 “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Affiliate.

2.19 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.20 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.21 “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a) If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.22 “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.23 “Holder” shall mean a person who has been granted an Award.

2.24 “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.25 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.26 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.27 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.28 “Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.29 “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

2.30 “Plan” shall mean this Intuitive Surgical, Inc. 2010 Incentive Award Plan, as it may be amended or restated from time to time.

2.31 “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.32 “Securities Act” shall mean the Securities Act of 1933, as amended. “Shares” shall mean shares of Common Stock.

2.33 “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 7.

2.34 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.35 “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.36 “Termination of Service” shall mean,

(a) As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or an Affiliate is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate.

(b) As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

(c) As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Affiliate is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to Terminations of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a

Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Section 10.2 and Section 3.1(b), the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is 3,650,000.

(b) If any Shares subject to an Award are forfeited or expire or such Award is settled for cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and will not be available for future grants of Awards: (i) Shares tendered by the Holder or withheld by the Company in payment of the exercise price of an Option or to satisfy any tax withholding obligation with respect to an Award; (ii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iii) Shares purchased on the open market with the cash proceeds from the exercise of Options. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

3.2 Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 10.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 1,000,000. To the extent required by Section 162(m) of the Code, Shares subject to Awards which are canceled shall continue to be counted against the Award Limit.

ARTICLE 4.

GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4 At-Will Employment. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate.

4.5 Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, any other securities law or governing statute, the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law.

4.6 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5.

GRANTING OF OPTIONS

5.1 Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

5.2 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any Affiliate corporation of the Company (as defined in Section 424(f) of the Code). No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Affiliate or parent corporation thereof (each as defined in Section 424(f) and (e) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.

5.3 Option Exercise Price. The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

5.4 Option Term. The term of each Option shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the term of the Option term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Option relating to such a Termination of Service.

5.5 Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate or any other criteria selected by the Administrator. At any time after grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(b) No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Program, the Award Agreement or by action of the Administrator following the grant of the Option.

5.6 Substitute Awards. Notwithstanding the foregoing provisions of this Article 5 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

5.7 Substitution of Stock Appreciation Rights. The Administrator may provide in the applicable Program or the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable.

ARTICLE 6.

EXERCISE OF OPTIONS

6.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.

6.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 8.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

(d) Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 8.1 and 8.2.

6.3 Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

ARTICLE 7.

AWARD OF STOCK APPRECIATION RIGHTS

7.1 Grant of Stock Appreciation Rights.

(a) The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.

(b) A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in (c) below, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

(c) Notwithstanding the foregoing provisions of Section 7.1(b) to the contrary, in the case of an Stock Appreciation Right that is a Substitute Award, the price per share of the shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

7.2 Stock Appreciation Right Vesting.

(a) The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which a Stock Appreciation Right vests.

(b) No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

7.3 Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and

(c) In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 7.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.

7.4 Stock Appreciation Right Term. The term of each Stock Appreciation Right shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the expiration date of the Stock Appreciation Right term. Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

7.5 Payment. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 7 shall be in cash or check or other form of legal consideration acceptable to the Administrator, as determined by the Administrator.

ARTICLE 8.

ADDITIONAL TERMS OF AWARDS

8.1 Payment. The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (c) other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

8.2 Tax Withholding. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Holder to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

8.3 Transferability of Awards.

(a) Except as otherwise provided in Section 8.3(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii) During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b) Notwithstanding Section 8.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer. In no event may an Award be transferable for consideration absent stockholder approval.

(c) Notwithstanding Section 8.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married and resides in a community property state, a designation of a person other than the Holder’s spouse as his or her beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time provided the change or revocation is filed with the Administrator prior to the Holder’s death.

8.4 Conditions to Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations or requirements.

(b) All Share certificates delivered pursuant to the Plan and all shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d) No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

(e) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

8.5 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written or electronic instrument, that: (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Service for “cause” (as such term is defined in the sole discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Holder).

8.6 Prohibition on Repricing. Subject to Section 10.2, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 10.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

ARTICLE 9.

ADMINISTRATION

9.1 Administrator. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded; provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 9.l or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 9.6.

9.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Program and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 10.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

9.3 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

9.4 Authority of Administrator. Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Eligible Individual;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

9.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all parties.

9.6 Delegation of Authority. To the extent permitted by applicable law or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to Article 9; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and applicable securities laws or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 9.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 10.

MISCELLANEOUS PROVISIONS

10.1 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 10.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 10.2, (i) increase the limits imposed in Section 3.1 on the maximum number of shares which may be issued under the Plan, or (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Except as provided in Section 10.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

10.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, Change in Control or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan and adjustments of the Award Limit); (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan.

(b) In the event of any transaction or event described in Section 10.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 10.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of shares of the Company’s stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 10.2(a) and 10.2(b):

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii) The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan and adjustments of the Award Limit). The adjustments provided under this Section 10.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

(d) Notwithstanding any other provision of the Plan, the Board, in its sole discretion, and on such terms and conditions as it deems appropriate, is authorized to adopt or put into place a change in control program to determine the vesting schedule, exercisability and other terms of outstanding Awards on or after a Change in Control.

(e) The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(f) No adjustment or action described in this Section 10.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(g) The existence of the Plan, the Program, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(h) No action shall be taken under this Section 10.2 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

(i) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders,

Change in Control or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.

10.3 Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no shares of Common Stock shall be issued pursuant thereto prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

10.4 No Stockholders Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Award until the Holder becomes the record owner of such shares of Common Stock.

10.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

10.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

10.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements), the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

10.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

10.9 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

10.10 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

10.11 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

10.12 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.

10.13 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

10.14 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

10.15 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

INTUITIVE SURGICAL, INC. 1266 KIFER ROAD

BUILDING 101 SUNNYVALE, CA 94086

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

01 Gary S. Guthart, Ph.D.

02 Mark J. Rubash

03 Lonnie M. Smith

The Board of Directors recommends you vote FOR proposals 2., 3., 4., and 5.

2. To approve the amendment and restatement of the Company’s 2010 Incentive Award Plan

3. To approve, by advisory vote, the compensation of our named executive officers

4. To approve the amendment to the Certificate of Incorporation to eliminate the classified structure of the Board and to provide for the annual election of directors

For Against Abstain

For Against Abstain

5. The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012

For Against Abstain

NOTE: Such other business as may properly come before the meeting or any adjournment thereof

Please indicate if you plan to attend this meeting Yes No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com .

INTUITIVE SURGICAL, INC. Annual Meeting of Stockholders April 19, 2012 3:00 P.M. PDT

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Gary S. Guthart, Ph.D. and Alan C. Mendelson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of INTUITIVE SURGICAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 3:00 PM, PDT on April 19, 2012, at the Santa Clara Marriot, 2700 Misson College Boulevard, Santa Clara, CA 95054, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

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